                                                                   Exhibit 10.1

                               CREDIT AGREEMENT


                                    between


                              ARAXAS SPV-I, INC.
                                   Borrower


                        CREDIT LYONNAIS NEW YORK BRANCH
                                     Agent


                                      and


                                CERTAIN LENDERS
                                    Lenders



                              September 24, 1997

                               TABLE OF CONTENTS
                               -----------------

SECTION 1.     DEFINITIONS AND TERMS.................................  1
     1.1       Definitions...........................................  1
     1.2       Time References....................................... 14
     1.3       Other References...................................... 14
     1.4       Accounting Principles................................. 14

SECTION 2.     COMMITMENT............................................ 14
     2.1       Bridge Facility....................................... 15
     2.2       Borrowing Procedure................................... 15
     2.3       Letters of Credit..................................... 16
     2.4       Borrowing Notices and LC Requests..................... 18
     2.5       Termination........................................... 18
     2.6       Borrowing Base Determinations......................... 19
     2.7       Extension of Termination Date......................... 20

SECTION 3.     TERMS OF PAYMENT...................................... 20
     3.1       Notes and Payments.................................... 20
     3.2       Interest and Principal Payments....................... 21
     3.3       Interest Options...................................... 21
     3.4       Quotation of Rates.................................... 21
     3.5       Default Rate.......................................... 22
     3.6       Interest Recapture.................................... 22
     3.7       Interest Calculations................................. 22
     3.8       Maximum Rate.......................................... 22
     3.9       Interest Periods...................................... 22
     3.10      Conversions........................................... 23
     3.11      Order of Application.................................. 23
     3.12      Sharing of Payments, Etc.............................. 23
     3.13      Offset................................................ 24
     3.14      Booking Borrowings.................................... 24
     3.15      Basis Unavailable or Inadequate for LIBOR Rate........ 24
     3.16      Additional Costs...................................... 24
     3.17      Change in Laws........................................ 25
     3.18      Funding Loss.......................................... 25
     3.19      Foreign Lenders, Participants, and Assignees.......... 26

SECTION 4.     FEES.................................................. 26
     4.1       Treatment of Fees..................................... 26
     4.2       Fees/Warrants to Agent and Affiliates................. 26
     4.3       LC Fees............................................... 26
     4.4       Commitment Fees....................................... 26
SECTION 5.     SECURITY.............................................. 27
     5.1       Guaranty.............................................. 27
     5.2       Collateral............................................ 27
     5.3       Collateral Account.................................... 28
     5.4       Further Assurances.................................... 29
     5.5       Release of Collateral................................. 29

SECTION 6.     CONDITIONS PRECEDENT.................................. 29

SECTION 7.     REPRESENTATIONS AND WARRANTIES........................ 30
     7.1       Purpose and Regulation U.............................. 30
     7.2       Corporate Existence, Good Standing, and Authority..... 30
     7.3       Subsidiaries and Names................................ 30
     7.4       Authorization and Contravention....................... 30
     7.5       Binding Effect........................................ 31
     7.6       Financials and Existing Debt.......................... 31
     7.7       Budget................................................ 31
     7.8       Solvency.............................................. 31
     7.9       Litigation............................................ 31
     7.10      Taxes................................................. 31
     7.11      Environmental Matters................................. 31
     7.12      Employee Plans........................................ 32
     7.13      Properties; Liens..................................... 32
     7.14      Government Regulations................................ 33
     7.15      Transactions with Affiliates.......................... 33
     7.16      Debt.................................................. 33
     7.17      Leases................................................ 33
     7.18      Labor Matters......................................... 33
     7.19      Intellectual Property................................. 34
     7.20      Full Disclosure....................................... 34
     7.21      Estimated Oil and Gas Reserves; Material Prospects.... 34
     7.22      Working Interest...................................... 34
     7.23      Net Revenue Interest.................................. 34
     7.24      Burdensome Contracts.................................. 34
     7.25      Regulatory Defects.................................... 34
     7.26      Agreements Affecting Mineral Interests................ 35
     7.27      Locations of Business, Offices........................ 35

SECTION 8.     AFFIRMATIVE COVENANTS................................. 35
     8.1       Certain Items Furnished............................... 35
     8.2       Use of Credit......................................... 37
     8.3       Books and Records..................................... 37
     8.4       Inspections........................................... 37
     8.5       Taxes................................................. 38
     8.6       Payment of Obligation................................. 38
     8.7       Expenses.............................................. 38
     8.8       Maintenance of Existence, Assets, and Business........ 38
     8.9       Insurance............................................. 38
     8.10      Environmental Matters................................. 38
     8.11      Subsidiaries.......................................... 39
     8.12      Indemnification....................................... 39
     8.13      Operations and Properties............................. 40
     8.14      Leases................................................ 40
     8.15      Development and Maintenance........................... 40
     8.16      Maintenance of Liens.................................. 40

SECTION 9.     NEGATIVE COVENANTS.................................... 40
     9.1       Payroll Taxes......................................... 40
     9.2       Debt.................................................. 40
     9.3       Letters of Credit..................................... 41

                                     (ii)

     9.4       Liens................................................. 41
     9.5       Employee Plans........................................ 41
     9.6       Transactions with Affiliates.......................... 41
     9.7       Compliance with Laws and Documents.................... 41
     9.8       Loans, Advances, and Investments...................... 41
     9.9       Distributions......................................... 41
     9.10      Disposition of Assets................................. 41
     9.11      Mergers, Consolidations, and Dissolutions............. 42
     9.12      Assignment............................................ 42
     9.13      Fiscal Year and Accounting Methods.................... 42
     9.14      New Businesses........................................ 42
     9.15      Government Regulations................................ 42
     9.16      Strict Compliance..................................... 42
     9.17      Alteration of Material Agreements..................... 42
     9.18      Operating Agreements.................................. 42
     9.19      Burdensome Contracts.................................. 42
     9.20      Marketing Contracts................................... 43

SECTION 10.    FINANCIAL COVENANTS................................... 43
     10.1      Current Ratio......................................... 43
     10.2      Fixed-Charge Coverage................................. 43
     10.3      Tangible-Net Worth.................................... 43

SECTION 11.    DEFAULT............................................... 43
     11.1      Payment of Obligation................................. 43
     11.2      Covenants............................................. 43
     11.3      Debtor Relief......................................... 43
     11.4      Judgments and Attachments............................. 44
     11.5      Government Action..................................... 44
     11.6      Misrepresentation..................................... 44
     11.7      Ownership of Companies................................ 44
     11.8      Change of Control of Borrower......................... 44
     11.9      Other Funded Debt..................................... 44
     11.10     SEC Reporting Requirements............................ 45
     11.11     Validity and Enforceability........................... 45
     11.12     LCs................................................... 45
     11.13     Failure to Pursue XPLOR IPO........................... 45

SECTION 12.    RIGHTS AND REMEDIES................................... 45
     12.1      Remedies Upon Default................................. 45
     12.2      Company Waivers....................................... 46
     12.3      Performance by Agent.................................. 46
     12.4      Not in Control........................................ 46
     12.5      Course of Dealing..................................... 46
     12.6      Cumulative Rights..................................... 46
     12.7      Application of Proceeds............................... 46
     12.8      Certain Proceedings................................... 47
     12.9      Expenditures by Lenders............................... 47
     12.10     Diminution in Value of Collateral..................... 47

SECTION 13.    AGENT AND LENDERS..................................... 47
     13.1      Agent................................................. 47

                                     (iii)

     13.2      Expenses.............................................. 48
     13.3      Proportionate Absorption of Losses.................... 48
     13.4      Delegation of Duties; Reliance........................ 49
     13.5      Limitation of Agent's Liability....................... 49
     13.6      Default............................................... 50
     13.7      Collateral Matters.................................... 50
     13.8      Limitation of Liability............................... 51
     13.9      Relationship of Lenders............................... 51
     13.10     Benefits of Agreement................................. 51

SECTION 14.    MISCELLANEOUS......................................... 51
     14.1      Nonbusiness Days...................................... 51
     14.2      Communications........................................ 51
     14.3      Form and Number of Documents.......................... 51
     14.4      Exceptions to Covenants............................... 52
     14.5      Survival.............................................. 52
     14.6      Governing Law......................................... 52
     14.7      Invalid Provisions.................................... 52
     14.8      Amendments, Consents, Conflicts, and Waivers.......... 52
     14.9      Multiple Counterparts................................. 53
     14.10     Parties............................................... 53
     14.11     Venue, Service of Process, and Jury Trial............. 54
     14.12     Entirety.............................................. 55

                            SCHEDULES AND EXHIBITS

     Schedule 2      -    Lenders and Commitments
     Schedule 5.4    -    Material Prospects
     Schedule 6      -    Closing Documents
     Schedule 7.1    -    Use of Proceeds of Bridge Facility
     Schedule 7.3    -    Companies and Names
     Schedule 7.9    -    Litigation
     Schedule 7.11   -    Environmental Matters
     Schedule 7.13   -    Take-or-Pay, Prepayments, Gas Balancing, or
                          Other Similar Oblications
     Schedule 7.15   -    Affiliate Transactions
     Schedule 7.25   -    Regulatory Defects
     Schedule 9.2    -    Permitted Debt
     Schedule 9.4    -    Permitted Liens
     Schedule 9.8    -    Permitted Loans, Advances, and Investments

     Exhibit A       -    Promissory Note
     Exhibit B       -    Mortgaged Properties
     Exhibit C       -    Form of Production Report
     Exhibit D-1     -    Borrowing Request
     Exhibit D-2     -    Conversion Notice
     Exhibit D-3     -    LC Request
     Exhibit D-4     -    Compliance Certificate
     Exhibit E-1     -    Opinion of Counsel  to Companies
     Exhibit E-2     -    Opinion of Louisiana Counsel to Companies
     Exhibit E-3     -    Opinion of Texas Counsel to Companies
     Exhibit F       -    Assignment and Assumption Agreement

                                     (iv)

                               CREDIT AGREEMENT
                               ----------------


          THIS AGREEMENT is entered into as of September 24, 1997, between ARAXAS SPV-I, INC., an Oklahoma corporation ("BORROWER") Lenders (defined below), and CREDIT LYONNAIS NEW YORK BRANCH, a duly licensed branch under the New York Banking Law of a foreign banking corporation organized under the laws of the Republic of France, as agent for Lenders.

     Borrower has requested that Lenders extend credit to Borrower not to exceed a total outstanding principal amount of $35,000,000 to be used by Borrower as provided in SECTION 7.1(A) consisting of a multiple advance term loan to be funded by Lenders from time to time, a portion of which may, upon the satisfaction of certain conditions as provided herein, be converted into a revolving-credit facility of $20,000,000 (the "REVOLVING FACILITY") to be funded by Lenders from time to time in a combination of advances and letters of credit (as that amount may be reduced by certain Borrowing Base restrictions) to be used by the Borrower as provided in SECTION 7.1(B). Lenders are willing to extend the requested credit on the terms and conditions of this agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders, and Agent agree as follows:

SECTION 1.  DEFINITIONS AND TERMS.
----------  ---------------------

     1.1  Definitions.  As used in the Loan Documents:
          -----------

     ACQUISITION NOTE SUBORDINATION AGREEMENT means that certain Subordination Agreement dated as of September 24, 1997 by and among Craig S. Davis, Phillip V. Duggan, Ron A. Krenzke (individually and as agent for the holders of the Subordinate Notes defined therein), Agent and XPLOR.

     AFFILIATE of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract, or otherwise), and (b) the Companies are "Affiliates" of each other.

     AGENT means, at any time, Credit Lyonnais New York Branch, a duly licensed branch under the New York Banking Law of a foreign banking corporation organized under the laws of the Republic of France -- or its successor appointed under
SECTION 13 -- acting as "agent" for Lenders under the Loan Documents.

     APPLICABLE MARGIN means, for any day, a margin of interest over the Base Rate or the LIBOR Rate, as the case may be, that is applicable when the Base Rate or LIBOR Rate, as applicable, is determined under this agreement.

          (a) For all Bridge Facility Borrowings, the Applicable Margin shall be as stated in the following table:

     ================================================================================
       FOR THE PERIOD OF TIME              APPLICABLE MARGIN FOR   APPLICABLE MARGIN
                                           BASE-RATE BORROWING     FOR LIBOR-RATE
                                                                     BORROWINGS
     --------------------------------------------------------------------------------
     From the Closing Date to but                      2.50%                4.30%
     excluding March 24, 1998
     --------------------------------------------------------------------------------
     From and including March 24,                      3.50%                5.30%
     1998 to but excluding
     April 24, 1998
     --------------------------------------------------------------------------------
     From and including April 24,                      4.50%                6.30%
     1998 until the earlier to occur
     of the Facility Conversion
     Date or the date such Bridge
     Facility Borrowing is repaid.
     ================================================================================


          (b) For all Revolving Facility Borrowings, if any, the Applicable Margin shall be calculated as follows:

               (i) The Applicable Margin is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of the Companies' Funded Debt to Capitalization and the ratio of the outstanding Principal Debt under the Revolving Facility to the Borrowing Base, as stated in the table below.

               (ii) From the Facility Conversion Date through the date that Agent receives the Current Financials and Compliance Certificate for the quarter ending December 31, 1997, the Applicable Margin shall be calculated assuming that the ratio of the Companies' Funded Debt to Capitalization is less than 40% and the ratio of the outstanding Principal Debt under the Revolving Facility to the Borrowing Base is less than 50%.

               (iii) After receipt of the Current Financials and Compliance Certificate for the quarter ending December 31, 1997, the Applicable Margin in effect at any time (whether in the middle of an Interest Period or otherwise) is based upon the ratio of the Companies' Funded Debt to Capitalization as determined from the Current Financials and related Compliance Certificate then most recently received by Agent, effective as of the date received by Agent.

               (iv) For purposes of the definition of APPLICABLE MARGIN, (i) Capitalization and Funded Debt are each determined as of the last day of the most recently completed fiscal-quarter and (ii) the ratio of the outstanding Principal Debt under the Revolving Facility to the Borrowing Base is determined as of the last day of the most recently completed fiscal quarter by dividing the average outstanding Principal Debt under the Revolving Facility for each day during such quarter by the Borrowing Base in effect as of the last day of such quarter.

               (v) If Borrower fails to timely furnish to Agent any Financials and related Compliance Certificate as required by this agreement, then the maximum Applicable Margin shall apply from the date those Financials and related Compliance Certificate are required to be delivered and remain in effect until Borrower furnishes them to Agent.

     For all Revolving Facility Borrowings:
     -------------------------------------

     ==============================================================================================================
         RATIO OF             APPLICABLE MARGIN FOR BASE-RATE           APPLICABLE MARGIN FOR LIBOR-RATE
       OUTSTANDING                      BORROWINGS                               BORROWINGS
      PRINCIPAL DEBT
                          -----------------------------------------------------------------------------------------
        UNDER THE          IF THE RATIO OF      IF THE RATIO OF      IF THE RATIO OF             IF THE RATIO OF
        REVOLVING         FUNDED DEBT TO       FUNDED DEBT TO       FUNDED DEBT TO              FUNDED DEBT TO
     FACILITY TO THE      CAPITALIZATION IS    CAPITALIZATION IS    CAPITALIZATION IS           CAPITALIZATION IS
      BORROWING BASE        LESS THAN 40%         EQUAL TO OR         LESS THAN 40%                EQUAL TO OR
                                               GREATER THAN 40%                                 GREATER THAN 40%
     --------------------------------------------------------------------------------------------------------------
     less than or equal             0.00%                0.25%                1.00%                          1.25%
     to 50%
     --------------------------------------------------------------------------------------------------------------
     greater than 50%               0.00%                0.25%                1.25%                          1.50%
     but less than or
     equal to 75%
     --------------------------------------------------------------------------------------------------------------
    greater than 75%                0.00%                0.25%                1.50%                          1.75%
     --------------------------------------------------------------------------------------------------------------

     APPLICABLE PERCENTAGE means, for any day, a commitment-fee percentage applicable under SECTION 4.4, equal to (a) 0.500% for the Bridge Facility, and
(b) 0.375% for the Revolving Facility.

     ASSIGNEE is defined in SECTION 14.10(C).

     ASSIGNMENTS is defined in SECTION 14.10(C).

     BASE RATE means, for any day, the greater of either (a) the annual interest rate most recently announced by Agent as its reference rate of interest for short-term commercial loans in U.S. dollars to domestic borrowers (which may not necessarily represent the lowest or best rate actually charged to any customer) in effect at its principal office in New York, New York, automatically fluctuating upward and downward as specified in each announcement without special notice to Borrower or any other Person, or (b) the sum of the Federal-Funds Rate plus 0.5%.

     BASE-RATE BORROWING means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin.

     BORROWER is defined in the preamble to this agreement.

     BORROWING means any amount disbursed under the Loan Documents by one or more Lenders to or on behalf of Borrower under the Loan Documents, either as an original disbursement of funds, a renewal, extension, or continuation of an amount outstanding, or a payment under an LC.

     BORROWING BASE shall mean the loan value of the Mortgaged Properties as Lenders determine, in their sole discretion, from time to time pursuant to
SECTION 2.6 hereof.

     BORROWING-BASE DEFICIENCY means, with respect to the Revolving Facility, any amount by which the limitation in SECTION 2.1(B)(III) is exceeded, whether because the Revolving Commitments have been fully or partially terminated or canceled, the Borrowing Base has been reduced or for any other reason.

     BORROWING DATE is defined in SECTION 2.2(A).

     BORROWING REQUEST means a request, subject to SECTION 2.2(A), substantially in the form of EXHIBIT D-1.

     BRIDGE COMMITMENT means, at any time and for any Lender, the amounts stated beside that Lender's name on the most-recently amended SCHEDULE 2 for the Bridge Facility (which amount is subject to reduction and cancellation as provided in this agreement).

     BRIDGE FACILITY means the term credit facility in the amount of the total Bridge Commitments of the Lenders to make advances in accordance with SECTION 2.1(A) and issue letters of credit in accordance with SECTION 2.3(A)(I), subject to the other terms and conditions of this agreement, and includes the LC Subfacility.

     BRIDGE STATED-TERMINATION DATE means the earlier to occur of (a) May 24, 1998, and (b) the Facility Conversion Date.

     BRIDGE TERMINATION DATE means the earlier to occur of either (a) the Bridge Stated-Termination Date or (b) the effective date that Lenders' commitments to lend under this agreement are fully canceled or terminated.

     BUDGET is defined in SECTION 8.1(E).

     BUSINESS DAY means any day, other than a Saturday or Sunday or legal holiday, on which (i) commercial banks generally are open for business in New York, New York and Houston, Texas and (ii) in the case of LIBOR Rate Borrowings, dealings in eurodollar deposits are generally carried out in the London interbank eurodollar market.

     CAPITAL LEASE means any capital lease or sublease that is required by GAAP to be capitalized on a balance sheet.

     CAPITALIZATION means -- for any Person, at any time, and without duplication -- the sum of (a) its stockholders' equity plus (b) its Funded Debt.

     CERCLA means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)(S)9601 et seq.

     CLOSING DATE means the date agreed to by Borrower and Agent for the initial Borrowing, which must be a Business Day occurring no later than September 30, 1997.

     CODE means the Internal Revenue Code of 1986.

     COLLATERAL is defined in SECTION 5.2.

     COLLATERAL DOCUMENTS is defined in SECTION 5.2.

     COMMITMENT means, at any time and for any Lender, an amount equal to either such Lender's Bridge Commitment or its Revolving Commitment, as applicable.

     COMMITMENT PERCENTAGE means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

     COMMITMENT USAGE means, at any time, the sum of (a) the Principal Debt plus
(b) the LC Exposure.

     COMPANIES means, at any time, XPLOR and each of its Subsidiaries.

     COMPLIANCE CERTIFICATE means a certificate substantially in the form of EXHIBIT D-4 and signed by a Responsible Officer.

     CONVERSION NOTICE means a request, subject to SECTION 3.10, substantially in the form of EXHIBIT D-2.

     CURRENT FINANCIALS, unless otherwise specified means either (i) the audited consolidated Financials of Araxas Energy Corporation and the audited combined Financials of the South Coast Entities for the year ended December 31, 1996, together with the unaudited Financials of Araxas Energy Corporation and the unaudited combined Financials of the South Coast Entities for the six months ended on June 30, 1997, or (ii) at any time after annual Financials are first delivered under SECTION 8.1, the Companies' annual Financials then most recently delivered to Lenders under SECTION 8.1(A), together with the Companies' quarterly Financials then most recently delivered to Lenders under SECTION 8.1(B).

     DEBT means -- for any person, at any time, and without duplication -- the sum of (a) all obligations required by GAAP to be classified upon that Person's balance sheet as liabilities, (b) liabilities secured (or for which the holder of the Debt has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) obligations that have been (or under GAAP should be) capitalized for financial reporting purposes, plus (d) all guaranties, endorsements, and other contingent obligations for Debt of others.

     DEBTOR LAWS means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws affecting creditors' Rights.

     DEFAULT is defined in SECTION 11.

     DEFAULT RATE means, for any day, an annual interest rate equal from day to day to the lesser of either (a) the then-existing Base Rate plus 3.00% or (b) the Maximum Rate.

     DETERMINING LENDERS means, at any time, any combination of Lenders holding (directly or indirectly) at least either (a) 60% of the total Commitments while there is no Principal Debt or LC Exposure or (b) 60% of the Principal Debt plus the LC Exposure while there is any Principal Debt or LC Exposure.

     DISTRIBUTION means, with respect to any shares of any capital stock or other equity securities issued by a Person (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend on or with respect to those securities,
(c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

     EBITX means for any Person, for any period, and without duplication -- the sum of (a) Net Income, minus (b) extraordinary items, plus (c) to the extent actually deducted in calculating Net Income, Interest Expense and income Taxes.

     EBITDAX means for any Person, for any period, and without duplication -- the sum of (a) EBITX plus (b) to the extent actually deducted in calculating Net Income, depreciation, depletion and amortization.

     EMPLOYEE PLAN means an employee-pension-benefit plan covered by Title IV of ERISA and established or maintained by any Company.

     ENVIRONMENTAL INDEMNITY AGREEMENT means any agreement (including, without limitation, insurance policies) by which a Restricted Company or Predecessor is entitled to receive reimbursement or other payment on account of any Environmental Liability other than any agreements (a) in the nature of environmental consulting or engineering agreements for professional services or
(b) the terms of which preclude that Company or Predecessor from asserting a claim for reimbursement or other payment on account of any Environmental Liability.

     ENVIRONMENTAL INVESTIGATION means any health, safety, or environmental site assessment, investigation, study, review, audit, compliance audit, or compliance review conducted at any time or from time to time -- whether at the request of Agent or any Lender, upon the order or request of any Tribunal, or at the voluntary instigation of any Company -- concerning any Real Property or the business operations or activities of any Company, including, without limitation
(a) air, soil, groundwater, or surface-water sampling and monitoring, (b) repair, cleanup, remediation, or detoxification, (c) preparation and implementation of any closure, remedial, spill, emergency, or other plans, and
(d) any health, safety, or environmental compliance audit or review.

     ENVIRONMENTAL LAW means any applicable Law that relates to (a) the condition of air, ground or surface water, soil, or other environmental media,
(b) the environment or natural resources, (c) safety or health, or (d) the regulation of any contaminants, wastes, and Hazardous Substances, including, without limitation, CERCLA, OSHA, the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.
(S) 6901 et seq.), the Clean Water Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. (S) 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. (S) 11001 et seq.), the Safe Drinking Water Act (42 U.S.C.
(S) 201 and (S) 300f et seq.), the Rivers and Harbors Act (33 U.S.C. (S) 401 et seq.), the Oil Pollution Act (33 U.S.C. (S) 2701 et seq.), analogous state and local Laws, and any analogous future enacted or adopted Law, or (c) to the Release or threatened Release of Hazardous Substances.

     ENVIRONMENTAL LIABILITY means any liability, loss, fine, penalty, charge, lien, damage, cost, or expense of any kind that results directly or indirectly, in whole or in part (a) from the violation of any Environmental Law, (b) from the Release or threatened Release of any Hazardous Substance, (c) from removal, remediation, or other actions in response to the Release or threatened Release of any Hazardous Substance, (d) from actual or threatened damages to natural resources, (e) from the imposition of injunctive relief or other orders, (f) from personal injury, death, or property damage which occurs as a result of any Company's use, storage, handling, or the Release or threatened Release of a Hazardous Substance, or (g) from any Environmental Investigation performed at, on, or for any Real Property (including, without limitation, the Leases and the Mineral Interests).

     ENVIRONMENTAL PERMIT means any permit, license, or other authorization from any Tribunal that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

     ENVIRONMENTAL REPORT means any written or verbal report memorializing any Environmental Investigation.

     ERISA means the Employee Retirement Income Security Act of 1974.

     FACILITY CONVERSION CONDITIONS means the occurrence of each of the following on or before May 24, 1998: (a) the XPLOR IPO shall have occurred and Borrower shall have delivered to Agent copies of such documents, instruments and other agreements as Agent may reasonably request evidencing that all transactions contemplated by the XPLOR IPO have been consummated, (b) Borrower shall have repaid the outstanding Principal Debt (together with all accrued and unpaid interest thereon) such that, after giving effect to such repayment, the sum of the Principal Debt plus the LC Exposure shall not exceed the lesser of the aggregate Revolving Commitments of the Lenders or the Borrowing Base, (c) no Material Adverse Event, Default or Potential Default shall have occurred and be continuing, (d) all of the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects, (e) Borrower shall have executed and delivered a Compliance Certificate, (f) Borrower shall have paid all accrued and unpaid commitment fees on the unused portion of the Bridge Facility in accordance with SECTION 4.4 of this agreement, and (g) Agent shall have received copies of a funds flow statement describing, in reasonable detail, the sources and uses of cash attributable to the XPLOR IPO and all transactions related thereto or contemplated thereby and such other information, documents and agreements, including opinions of counsel, related to any of the foregoing and reasonably requested by the Agent.

     FACILITY CONVERSION DATE means the date, if any, that all of the Facility Conversion Conditions shall have been completely fulfilled to the satisfaction of Agent, in the exercise of its sole discretion.

     FEDERAL-FUNDS RATE means, for any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined (which determination is conclusive and binding, absent manifest error) by Agent to be equal to (a) the weighted average of the rates on overnight federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers on that day, as published by the Federal Reserve Bank of New York on the next Business Day, or
(b) if those rates are not published for any day, the average of the quotations at approximately 10:00 a.m. received by Agent from three federal-funds brokers of recognized standing selected by Agent in its sole discretion.

     FINANCIALS of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP (subject to year end audit adjustments with respect to interim Financials) and (b) with respect to the Financials for the fiscal year and quarter ended December 31, 1998 and thereafter, except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable.

     FO&G means Faulkinberry Oil and Gas Company, Inc., a Texas corporation.

     FO&G ACQUISITION means the acquisition by Borrower of one hundred percent (100%) of the capital stock of FO&G pursuant to and in accordance with the terms and provisions of that certain letter Agreement dated September 24, 1997, by and among John L. Faulkinberry, Greta G. Faulkinberry, and XPLOR.

     FO&G ACQUISITION CONDITIONS means the occurrance of each of the following on or before December 31, 1997: (1) the closing of the FO&G Acquisition shall have occurred and all transactions contemplated thereby shall have been consummated, and Borrower shall have delivered to Agent copies of such documents, instruments and agreement evidencing such transactions as Agent may reasonably request; (b) FO&G shall guaranty the Obligation and all of the capital stock of FO&G shall be subjected to a first priority security interest in favor of Agent in accordance with the provisions of Section 8.11; (c) all Debt of the Restricted Companies (and any collateral security therefor) arising from the transactions contemplated by the FO&G Acquisition shall be subordinated to the Obligation pursuant to a written subordination agreement, in form and substance acceptable to Agent, executed and delivered by the holders of such Debt; (d) all Mineral Interests owned by FO&G shall become Mortgaged Properties pursuant to such mortgages, deeds of trust, security agreements, financing statements and other instruments reasonably requested by Agent; (e) Borrower shall have delivered such UCC searches, lien searches, title reports, environmental reports and other information reasonably requested by, and in form and substance acceptable to, Agent for the Mineral Interests owned by FO&G"S; (f) no Material Adverse Event, Default or Potential Default shall have occurred and be continuing; and (g) Agent shall have received the documents and instruments described in items [23]
- [25] of Schedule 6 with respect to FO&G and such other information documents and agreements including opinions of counsel, related to any of the foregoing and reasonably request by Agent.

     FO&G ACQUISITION DATE means the date, if any, that all of the FO&G Acquisition Conditions shall have been completely fulfilled to the satisfaction of Agent, in the exercise of its sole discretion.

     FUNDED DEBT means -- for any Person, at any time, and without duplication -- the sum of (a) the balance of any obligation for borrowed money, plus (b) the total amount capitalized on the balance sheet of that Person with respect to Capital Leases.

     FUNDING LOSS means any loss, expense, or reduction in yield that any Lender reasonably incurs because (a) Borrower fails or refuses (for any reason whatsoever other than a default by Agent or that Lender claiming that loss, expense, or reduction in yield) to take any LIBOR-Rate Borrowing that it has requested under this agreement, or (b) Borrower prepays or pays any LIBOR-Rate Borrowing or converts any LIBOR-Rate Borrowing to a Borrowing of another Type, in each case, other than on the last day of the applicable Interest Period.

     GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

     GUARANTORS mean the Restricted Companies now or hereafter guaranteeing the full payment and performance of the Obligation in accordance with SECTION 5.1.

     HAZARDOUS SUBSTANCE means (a) any substance that is reasonably expected to require, removal, remediation, or other response under any Environmental Law,
(b) any substance that is designated, defined or classified as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, dangerous, or toxic or hazardous substance under any Environmental Law, including, without limitation, any hazardous substance within the meaning of (S) 101(14) of CERCLA,
(c) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons, (d) asbestos and asbestos-containing materials in any form, (e) polychlorinated biphenyls, (f) urea formaldehyde foam, or (g) any substance the presence of which on any Real Property (including, without limitation, the Leases and the Mineral Interests) either (i) poses or threatens to pose a hazard to the health or safety of persons or to the environment or (ii) could constitute a health or safety hazard to persons or the environment if it emanated or migrated from the Real Property (including, without limitation, the Leases and the Mineral Interests).

     INTEREST EXPENSE means -- for any Person, for any period, and without duplication -- all interest on Debt, whether paid in cash or accrued as a liability and payable in cash during that period, including, without limitation, the interest component of Capital Leases and any premium or penalty for repayment, redemption, or repurchase of Debt.

     INTEREST PERIOD is determined under SECTION 3.9.

     ISSUING LENDER means any Lender, or any of its Affiliates, that issues an LC under this agreement.

     LAWS means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

     LC means a documentary or standby letter of credit issued for the account of Borrower by an Issuing Lender under this agreement and under an LC Agreement.

     LC AGREEMENT means a letter of credit application and agreement (in form and substance satisfactory to Agent) submitted and executed by Borrower to the Issuing Lender for an LC for the account of Borrower.

     LC EXPOSURE means, without duplication, the sum of (a) the total face amount of all undrawn and uncancelled LCs plus (b) the total unpaid reimbursement obligations of Borrower under drawings under any LC.

     LC REQUEST means a request substantially in the form of EXHIBIT D-3.

     LC SUBFACILITY means a subfacility of the Bridge Facility or the Revolving Facility, as applicable, for the issuance of LCs, as described in SECTION 2.3, under which the LC Exposure (a) may never collectively exceed twenty percent (20%) of the Borrowing Base and (b) together with Principal Debt under (i) the Bridge Facility may never exceed the total Bridge Commitments and (ii) the Revolving Facility may never exceed the lesser of either (x) the total Revolving Commitments or (y) the Borrowing Base.

     LEASES shall have the meaning assigned to it in SECTION 7.17 hereof.

     LENDER LIEN means any present or future first-priority Lien (subject only to any applicable Permitted Lien) securing the Obligation and assigned, conveyed, or granted to or created in favor of Agent for the benefit of Lenders.

     LENDERS means the financial institutions -- including, without limitation, Agent (possibly acting through one or more of its Affiliates for LCs) in respect of its share of Borrowings and LCs --named on SCHEDULE 2 or on the most-recently-amended SCHEDULE 2, if any, delivered by Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement).

     LIBOR RATE means, for a LIBOR-Rate Borrowing and for the relevant Interest Period, the annual interest rate (rounded upward, if necessary, to the nearest 0.01%) equal to the quotient obtained by dividing (a) the rate displayed on page 3750 on the Teleratesystem Incorporated Service (or such other page as may replace such page on such service) at approximately 11:00 a.m. London time two Business Days before the first day of that Interest Period in an amount comparable to that LIBOR-Rate Borrowing and having a maturity approximately equal to that Interest Period, by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to the relevant Interest Period.

     LIBOR-RATE BORROWING means a Borrowing bearing interest at the sum of the LIBOR Rate plus the Applicable Margin.

     LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

     LITIGATION means any action by or before any Tribunal.

     LOAN DOCUMENTS means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement, (b) the Notes, Collateral Documents, the Subordination Agreements, and all other agreements, documents, and instruments in favor of Agent or Lenders (or Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with all or any part of the Obligation (other than Assignments), (c) all LCs and LC Agreements, (d) the Warrant Agreement and the letter agreement described in SECTION 4.2, and (e) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     MATERIAL ADVERSE EVENT means any circumstance or event that, individually or collectively, is reasonably expected to result in any (a) material impairment of (i) the ability of Borrower to perform any of its payment or other material obligations under any Loan Document, (ii) the Restricted Companies as a whole to perform any of their payment or other material obligations under any Loan Document, or (iii) the ability of Agent or any Lender to enforce any of those obligations or any of their respective Rights under the Loan Documents, (b) material and adverse effect on the financial condition of the Companies as a whole as represented to Lenders in the Current Financials most recently delivered before the date of this agreement or (c) Default or Potential Default.

     MATERIAL PROSPECTS means the Mineral Interests associated with or relating to the oil and gas exploration prospects of the Restricted Companies identified on Schedule 5.4 attached hereto.

     MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Law, that Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

     MINERAL INTERESTS shall mean all present and future rights, titles and interests that Borrower or any other Company may now have or hereafter acquire in and to all (i) oil, gas and/or mineral leases, royalty and overriding royalty interests, production payments, farm-out agreements, net profit interests and mineral fee interests, (ii) present and future unitization, communication and pooling arrangements (and all properties covered and units created thereby), whether arising by contract or operation of law, which now or hereafter include all or any part of the foregoing; and (iii) lands now or hereafter subject to any of the foregoing.

     MORTGAGED PROPERTIES shall mean all Mineral Interests described in the Collateral Documents and all related personal property and rights to payments or proceeds thereon or therefrom, and all other properties in which Borrower or any other Company has heretofore granted or purported to grant or hereinafter grants or purports to grant to Agent, for the benefit of the Lenders, a Lender Lien in accordance with SECTION 5.2 hereof, in order to secure the Notes and the Obligation.

     MULTIEMPLOYER PLAN means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code to which any Company (or any Person that, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of
Section 414 of the Code) is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

     NET INCOME of any Person means that Person's profit or loss after deducting its Tax expense.

     NOTES means one of the promissory notes substantially in the form of Exhibit A.

     OBLIGATION means all present and future (a) Debts, liabilities, and obligations of any Company to Agent or any Lender and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) Debts, liabilities, or obligations owed by any Company to any Lender or its one or more Affiliates under any Swap Agreement, and (c) renewals, extensions, and modifications of any of the foregoing.

     OSHA means the Occupational Safety and Health Act of 1970, 29 U.S.C. (S) 651 et seq.

     PARTICIPANT is defined in SECTION 14.10(B).

     PBGC means the Pension Benefit Guaranty Corporation.

     PERMITTED DEBT means Debt described on SCHEDULE 9.2.

     PERMITTED LIENS means the Liens described on SCHEDULE 9.4.

     PERSON means any individual, entity, or Tribunal.

     POTENTIAL DEFAULT means any event's occurrence or any circumstance's existence that would --upon any required notice, time lapse, or both -- become a Default.

     PREDECESSOR means any Person for whose obligations and liabilities any Company is reasonably expected to be liable as the result of any merger, de facto merger, stock purchase, asset purchase or divestiture, combination, joint venture, investment, reclassification, or other similar business transaction.

     PRINCIPAL DEBT means, at any time, the unpaid principal balance of all Borrowings.

     PRO RATA and PRO RATA PART mean, at any time and for any Lender, the proportion (stated as a percentage) that the Principal Debt owed to it bears to the total Principal Debt owed to all Lenders.

     REAL PROPERTY means any land, buildings, fixtures, and other improvements to land now or in the future directly or indirectly owned by any Restricted Company, leased to or otherwise operated by any Restricted Company, or subleased by any Restricted Company to any other Person, including, without limitation, the Leases and the Mineral Interests.

     REFINANCED DEBT means Debt evidenced by or arising in connection with that certain Term Loan and Security Master Agreement dated as of April 4, 1996 among Borrower and Stratum Group Energy Partners, L.P., as modified and amended and all promissory notes, mortgages, security agreements and other instruments and agreements executed in connection therewith or related thereto.

     RELEASE means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposal, migrating, or other movement into the air, ground or surface water, or soil.

     REPRESENTATIVES means representatives, officers, directors, employees, accountants, attorneys, and agents.

     RESERVE REPORT means each report delivered to the Agent by the Borrower pursuant to SECTION 8.1(C).

     RESERVE REQUIREMENT means, for any LIBOR-Rate Borrowing and for the relevant Interest Period, the total reserve requirements (including all basic, supplemental, emergency, special, marginal, and other reserves required by applicable Law) applicable to eurocurrency fundings or liabilities as of the first day of that Interest Period.

     RESPONSIBLE OFFICER means Borrower's chairman, president, chief executive officer, chief financial officer, or treasurer.

     RESTRICTED COMPANY means XPLOR and each Subsidiary of XPLOR other than any Subsidiary that has no assets except its corporate name and conducts no operations.

     REVOLVING COMMITMENT means, at any time and for any Lender, the amount stated beside that Lender's name on the most recently amended Schedule 2 for the Revolving Facility (which amount is subject to reduction and cancellation as provided in this agreement).

     REVOLVING FACILITY means the revolving credit facility in the amount of the total Revolving Commitments of the Lenders to make advances in accordance with
SECTION 2.1(B) and issue letters of credit in accordance with SECTION 2.3(A)(II), subject to the other terms and conditions of this agreement and includes the LC Subfacility.

     REVOLVING STATED-TERMINATION DATE means September 24, 2000.

     REVOLVING TERMINATION DATE means the earlier of either (a) the Revolving Stated-Termination Date or (b) the effective date that Lenders' commitments to lend and issue LCs under this agreement are fully canceled or terminated.

     RIGHTS means rights, remedies, powers, privileges, and benefits.

     SOLVENT means, as to any Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

     SOUTH COAST ENTITIES means South Coast Exploration Company, a Texas corporation, Interactive Exploration Solutions, Inc. a Texas corporation, and SOCO Exploration, L.P., a Texas limited partnership.

     SOUTH COAST MERGER means the acquisition of the South Coast Entities by XPLOR pursuant to that certain Acquisition and Plan of Reorganization Agreement dated August 19, 1997 among the South Coast Entities and XPLOR (then known as Araxas Holdings, Inc.).

     SUBORDINATED DEBT means a collective reference to the obligations and indebtedness evidenced by (i) that certain promissory note dated July 7, 1997 executed by XPLOR (then known as Araxas Holdings, Inc.) and Araxas Energy Corporation payable to the order of ERI Investments, Inc. in the original principal amount of $5,000,000, (ii) the "Subordinate Notes" as defined in the Acquisition Note Subordination Agreement, (iii) from and after the FO&G Acquisition Date, all Debt incurred by the Restricted Companies in connection with the FO&G Acquisition, and (iv) all renewals, modifications and extensions (but not increases) of any of the foregoing.

     SUBORDINATION AGREEMENTS means (i) that certain Subordination Agreement of even date herewith by and among Agent, ERI Investments, Inc., XPLOR, and Araxas Energy Corporation, (ii) the Acquisition Note Subordination Agreement, and (iii) any subordination or similar agreement executed and delivered pursuant to clause
(c) of the definition of FO&G Acquisition Conditions, as any of the foregoing may be from time to time modified or amended.

     SUBSIDIARY of any Person means any entity of which more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person.

     SWAP AGREEMENT means any present or future, whether master or single, agreement, document, or instrument providing for -- or constituting an agreement to enter into -- an interest-rate, basis, or commodity swap; forward-rate arrangement; commodity option; equity or equity-index swap or option; bond or interest-rate option; forward-foreign-exchange arrangement; rate-cap, -collar, or -floor arrangement; currency- or cross-currency-swap arrangement; swaption; currency-option; or any similar arrangement.

     TANGIBLE-NET WORTH means -- at any time and for any Person -- the sum of
(i) its stockholders' equity, plus (ii) amounts excluded from stockholders' equity under GAAP relating to the establishment of an employee stock ownership plan, minus (iii) the total (without duplication of deductions already made in arriving at stockholders' equity) of the book value of all assets that would be treated as intangible assets under GAAP, including, without limitation, goodwill, trademarks, trade names, copyrights, patents, and unamortized debt discount and expense.

     TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

     TRIBUNAL means any (a) local, state, territorial, federal, or foreign judicial, executive, regulatory, administrative, legislative, or governmental agency, board, bureau, commission, department, or other instrumentality, (b) private arbitration board or panel, or (c) central bank.

     TYPE means any type of Borrowing determined with respect to the applicable interest option.

     WARRANT AGREEMENT has the meaning given such term in SECTION 4.2.

     WORKING CAPITAL means -- for any Person and at any time -- the sum of (a) current assets minus (b) current liabilities.

     XPLOR means XPLOR Energy, Inc., a Delaware corporation, formerly known as Araxas Holdings, Inc.

     XPLOR IPO means the completion of an initial public offering of the common capital stock of XPLOR in accordance with all applicable securities and other Laws, which results in net proceeds (after deducting all costs and expenses associated therewith, including, without limitation all underwriting fees, printing costs, placement fees and expenses, accountants, attorneys' and other professional fees) of at least $25,000,000.00.

     1.2 Time References.  Unless otherwise specified, in the Loan Documents
         ---------------
(a) time references (e.g., 11:00 a.m.) are to time in New York, New York, and
(b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

     1.3    Other References.  Unless otherwise specified, in the Loan Documents
            ----------------
(a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions,
(f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and
(j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

     1.4    Accounting Principles.  Unless otherwise specified, in the Loan
            ---------------------
Documents (a) GAAP determines all accounting and financial terms and compliance with financial covenants, (b) GAAP in effect on the date of this agreement determines compliance with financial covenants, (c) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (d) while XPLOR has any consolidated Subsidiaries (i) all accounting and financial terms and compliance with reporting covenants must be on a consolidating and consolidated basis, as applicable, and (ii) compliance with financial covenants must be on a consolidated basis, and (iii) all references to financial statements or financial terms of the "Companies" shall refer to such financial statements or financial terms as calculated for XPLOR and its consolidated Subsidiaries on a consolidated basis.

SECTION 2.  COMMITMENT.  Subject to the provisions in the Loan Documents, each
----------  ----------
Lender severally but not jointly agrees to extend credit to Borrower in accordance with the following provisions.

     2.1    (a)    Bridge Facility. Each Lender severally but not jointly agrees
                   ---------------
to lend to Borrower that Lender's Commitment Percentage of requested Borrowings under the Bridge Facility which Borrower may borrow and repay under this agreement subject to the following conditions:

            (i) Each Borrowing may only occur on a Business Day on or after the Closing Date and before the Bridge Termination Date;

            (ii) Each Borrowing may only be $500,000 or a greater integral multiple of $100,000 if a Base-Rate Borrowing or $1,000,000 or a greater integral multiple of $500,000 if a LIBOR-Rate Borrowing;

            (iii) The sum of the Principal Debt outstanding under the Bridge Facility plus the LC Exposure may never exceed the total Bridge Commitments; and

            (iv) The Commitment Usage (whether direct or participated) may never exceed that Lender's Bridge Commitment.

No Borrowing under the Bridge Facility which has been repaid may be reborrowed.

     (b)    Revolving Facility.  Provided that each of the Facility Conversion
            ------------------
Conditions shall have been fully satisfied, each Lender severally but not jointly agrees to lend to Borrower that Lender's

Commitment Percentage of requested Borrowings under the Revolving Facility which Borrower may borrow, repay, and reborrow under this agreement subject to the following conditions:

          (i) Each Borrowing may only occur on a Business Day on or after the Facility Conversion Date and before the Revolving Termination Date;

          (ii) Each Borrowing may only be $500,000 or a greater integral multiple of $100,000 if a Base-Rate Borrowing or $1,000,000 or a greater integral multiple of $500,000 if a LIBOR-Rate Borrowing;

          (iii) The sum of the Principal Debt outstanding under the Revolving Facility plus the LC Exposure may never exceed at any time, the lesser of EITHER the total Revolving Commitments OR the Borrowing Base;

          (iv) The Commitment Usage (whether direct or participated) may never exceed that Lender's Revolving Commitment; and

          (v) All remaining Borrowings outstanding under the Bridge Facility on the Facility Conversion Date (after giving effect to all prepayments of Principal Debt made on such date) shall be and be deemed to be Borrowings under the Revolving Facility.

      2.2 Borrowing Procedure.  The following procedures apply to Borrowings:
          -------------------

          (a)     Borrowing Request. Borrower may request a Borrowing by making
                  -----------------
     or delivering a Borrowing Request (that may be telephonic if confirmed immediately in writing by 2:00 p.m. on the same Business Day) to Agent, which is irrevocable and binding on Borrower, stating the Type, amount, and Interest Period for each Borrowing and which must be received by Agent no later than 11:00 a.m. on the (i) third Business Day before the date on which funds are requested (the "BORROWING DATE") for any LIBOR-Rate Borrowing, or (ii) Borrowing Date for any Base-Rate Borrowing. Agent shall promptly notify each Lender of any Borrowing Request.

          (b)     Funding.  Each Lender shall remit its Commitment Percentage of
                  -------
     each requested Borrowing to Agent's principal office in New York, New York, in funds that are available for immediate use by Agent by 1:00 p.m. on the applicable Borrowing Date. Subject to receipt of those funds, Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under SECTION 14.8) make those funds available to Borrower by (at Borrower's option) (i) wiring the funds to or for the account of Borrower at the direction of Borrower or (ii) depositing the funds in Borrower's account with Agent.

          (c)     Funding Assumed. Absent contrary written notice from a Lender,
                  ---------------
     Agent may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Agent on the applicable Borrowing Date, and Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Agent on the applicable Borrowing Date, Agent may recover the applicable amount on demand, (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date Agent recovers the amount from that Lender, at an annual interest rate equal to the Federal-Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from Borrower. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing available as required by

     SECTION 2.2(B); however, failure of any Lender to make its Commitment Percentage of any Borrowing so available does not excuse any other Lender from making its Commitment Percentage of any Borrowing so available.

      2.3 Letters of Credit.
          -----------------

          (a) Conditions.  Subject to the terms and conditions of this agreement
              ----------
     each Lender, if requested, agrees to issue LCs from and after (i) the Closing Date to and excluding the Bridge Termination Date under the Bridge Facility upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Agent and the Issuing Lender no later than the third Business Day before the Business Day on which the requested LC is to be issued, so long as (x) no such LC may expire after the Bridge Stated-Termination Date, (y) the LC Exposure (after giving effect to such requested LC) would not exceed twenty percent (20%) of the Borrowing Base and (z) the limitations in SECTION 2.1(A)(III) are not exceeded, and (ii) the Facility Conversion Date upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Agent and the Issuing Lender no later than the third Business Day before the Business Day on which the requested LC is to be issued, so long as (x) no such LC may expire after the earlier to occur of the first anniversary of its issuance date or three Business Days before the Revolving Stated-Termination Date, (y) the LC Exposure (after giving effect to such requested LC) would not exceed twenty percent (20%) of the Borrowing Base and (z) the limitations in SECTION 2.1(B)(III) are not exceeded.

          (b) Participation.  Immediately upon an Issuing Lender's issuance of
              -------------
     any LC, that Issuing Lender shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from that Issuing Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage in the LC and all applicable Rights of that Issuing Lender in the LC -- other than Rights to receive certain fees provided in SECTION 4.3 to be for that Issuing Lender's sole account.

          (c) Reimbursement Obligation.  To induce each Issuing Lender to issue
              ------------------------
     and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse each Issuing Lender (i) on the first Business Day after an Issuing Lender notifies Agent and Borrower that it has made payment under an LC, the amount paid by that Issuing Lender and
     (ii) within five Business Days after demand, the amount of any additional fees Agent customarily charges for amending LCs Agreements, for honoring drafts, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed that Issuing Lender for any drafts paid by the date on which reimbursement is required under this section, then Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base-Rate Borrowing under the Bridge Facility or the Revolving Facility, as applicable, if proceeds are available under the Revolving Facility and if the conditions in this agreement for such a Borrowing (other than any notice requirements or minimum funding amounts) have, to Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to that Issuing Lender to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the Bridge Facility or the Revolving Facility, as applicable, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against any Issuing Lender or any other Person. From the date that an Issuing Lender pays a draft under a LC until Borrower either reimburses or is obligated to reimburse that Issuing Lender for that draft under this section, the amount of that draft bears interest payable to that

     Issuing Lender at the rate then applicable to Base-Rate Borrowings. From the due date of the respective amounts due under this section, to the date paid (including any payment from proceeds of a Base-Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate.

          (d) General.  The applicable Issuing Lender shall promptly notify
              -------
     Agent and Borrower of the date and amount of any draft presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this agreement). That Issuing Lender shall pay the requested amount upon presentment of a draft unless presentment on its face does not comply with the terms of the applicable LC. When making payment, that Issuing Lender may disregard (i) any default or potential default that exists under any other agreement (other than the applicable LC) and (ii) obligations under any other agreement (other than the applicable LC) that have or have not been performed by the beneficiary or any other Person (and that Issuing Lender is not liable for any of those obligations).
     Borrower's reimbursement obligations to that Issuing Lender and Lenders, and each Lender's obligations to that Issuing Lender, under this section are absolute and unconditional irrespective of, and that Issuing Lender is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against that Issuing Lender, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Default. However, nothing in this agreement constitutes a waiver of Borrower's Rights to assert any claim or defense based upon the gross negligence or willful misconduct of any Lender. The Issuing Lender shall promptly pay to Agent for Agent to promptly distribute reimbursement payments received from Borrower to all Lenders according to their Pro Rata Part of the Revolving Facility.

          (e) Obligation of Lenders.  If Borrower fails to reimburse an Issuing
              ---------------------
     Lender as provided in SECTION 2.3(C) by the date on which reimbursement is due under that section, and funds cannot be advanced under the Bridge Facility or the Revolving Facility, as applicable, to satisfy the reimbursement obligations, then Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Commitment Percentage of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Agent in immediately available funds its Commitment Percentage of the unpaid reimbursement obligation, subject to the limitations of SECTION 2.1(A) (IV) or (B)(IV), as the case may be. Funds are due and payable to Agent before the close of business on the Business Day when Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any Lender accrue interest after the due date at the Federal-Funds Rate from the day the applicable draft or draw is paid by Agent to (but not including) the date the amount is paid by the Lender to Agent. Upon receipt of those funds, Agent shall make them available to the Issuing Lender.

          (f) Duties of Issuing Lender.  Each Issuing Lender agrees with each
              ------------------------
     Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft under any LC, no Issuing Lender has any responsibility to obtain any document (other than any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither any Issuing Lender nor its Representatives will be liable to any Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by any Issuing Lender or any of its Representatives in connection with any LC, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Laws and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended or modified), is binding upon the Companies and Lenders and, except as provided in Section 2.4(e), does not place that Issuing Lender or any of its Representatives under any resulting liability to any Company or any Lender. Agent is not liable to any Company or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by that Issuing Lender or its Representative in connection with any LC.

          (g) Cash Collateral.  On the Bridge Termination Date or the Revolving
              ---------------
     Termination Date, as applicable, and if requested by Determining Lenders while a Default pursuant to SECTION 11.1 exists, Borrower shall provide Agent, for the benefit of Lenders, cash collateral in an amount equal to the then-existing LC Exposure, which cash collateral shall be invested by Agent solely in Permitted Investments of the type described in items 1-3 of
     SCHEDULE 9.8 as Agent, in its sole discretion, may determine. All income and proceeds from the investment of such cash collateral shall be and be deemed to constitute additional cash collateral for the Obligation. Borrower hereby acknowledges and agrees that any loss of the principal of, and/or accrued interest on, any such cash collateral invested by Agent as provided herein shall be for the account of Borrower and shall not reduce or diminish in any manner whatsoever the Obligation or Borrower's obligation to provide cash collateral as provided herein.

          (h) INDEMNIFICATION.  BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE
              ---------------
     AGENT, EACH LENDER, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC,
     ANY DISPUTE ABOUT IT, OR THE FAILURE OF   ANY ISSUING LENDER TO HONOR A
     DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE TRIBUNAL. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (i) LC Agreements.  Although referenced in any LC, terms of any
              -------------
     particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this agreement, drafts under each LC are part of the Obligation, only the events specified in this agreement as a Default shall constitute a default under any LC, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

     2.4 Borrowing Notices and LC Requests.  Each Borrowing Request (whether
         ---------------------------------
telephonic or written) and LC Request constitutes a representation and warranty by Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, that all of the conditions precedent in
SECTION 6 have been satisfied.

     2.5 Termination. Borrower may -- upon giving at least five Business Days
         -----------
prior written and irrevocable notice to Agent -- terminate all or part of the Bridge Facility or the Revolving Facility. Each partial termination must be in an amount of not less than $1,000,000 or a greater integral multiple of $1,000,000 and must be ratable in accordance with each Lender's Commitment Percentage. At the time of any termination, Borrower shall pay to Agent, for the account of each Lender, as applicable, the amount of (i) with respect to any such termination of the Bridge Facility, the excess, if any, of the sum of the outstanding Principal Debt plus the LC Exposure over the total Bridge Commitments after giving effect to such termination, and (ii) with respect to any such termination of the Revolving Facility, any Borrowing Base Deficiency then existing or which would result after giving effect to such termination, in each case together with all accrued and unpaid fees under this agreement and the interest attributable to the amount of that reduction, and any related Funding Loss. Any part of the Bridge Commitments or the Revolving Commitments that are terminated may not be reinstated.

     2.6  Borrowing Base Determinations.
          -----------------------------

          (a) As of the Closing Date, the Borrowing Base is acknowledged by the Borrower, the Agent and the Lenders to be $20,000,000.

          (b) The Borrowing Base shall be redetermined by the Lenders semi-annually through the Revolving Termination Date, within ninety (90) days after each December 31 and within sixty (60) days after each June 30, with the first such Borrowing Base redetermination under this Agreement to be made on or before March 31, 1998 for the Mortgaged Properties as of December 31, 1997, in accordance with the standard engineering and lending policies and practices customary for loans of this nature and on the basis of information supplied by the Borrower in compliance with the provisions of this Agreement, including, without limitation, the Reserve Reports, and all other information available to the Lenders. Notwithstanding the foregoing, the Lenders may at their discretion make redeterminations of the Borrowing Base at any time and from time to time after (but not before) the first semi-annual redetermination made hereunder, including, without limitation, upon the occurrence of any sale, transfer, release or other disposition or loss or relinquishment of any Collateral by the Borrower, provided, that nothing in this provision shall be deemed to authorize any sale of any property prohibited pursuant to this agreement or any other Loan Document; and provided, further, that Lenders may only make one such redetermination during each six month period between the required, semi-annual redeterminations described in the first sentence of this Section 2.6(b). In addition to the determinations of the Borrowing Base required pursuant to this
SECTION 2.6(B) hereof, special determinations thereof may at any time be requested by Borrower if it, in good faith, (i) believes that events have occurred or conditions exist that could increase the then current Borrowing Base by at least ten percent (10%) or (ii) desires to mortgage, or cause to be mortgaged, additional Mineral Interests to increase the Borrowing Base by at least ten percent (10%), and Borrower has tendered to the Agent, to be distributed by Agent to each Lender, an engineering fee in the amount of $5,000.00 for each Lender. Upon any such special determination of the Borrowing Base and, if requested by Agent, Borrower shall submit both (i) a current report of a firm of independent petroleum engineers acceptable to Agent, prepared in accordance with customary standards and procedures of the petroleum industry which report shall (A) evaluate the additional Mineral Interests subject to such redetermination not previously evaluated in the most recent Reserve Report delivered to Agent (in the same manner as provided in this SECTION 2.6(B) for other such redeterminations) and (B) be dated within sixty (60) days of such requested redetermination, and, (ii) title opinions, environmental reports and other information reasonably requested by and in form and substance acceptable to Agent, for those additional Mineral Interests which Borrower desires to be considered within the Borrowing Base. Adjustments to the Borrowing Base based upon the addition of Mineral Interests shall not be effective prior to the date of filing and recording of such Collateral Documents as required by Agent.

          (c) Upon each borrowing base redetermination, the Agent shall notify the Borrower verbally (confirming such notice promptly in writing) of such determination, and the Borrowing Base so communicated to the Borrower shall become effective upon such verbal notification and shall remain in effect until the next subsequent borrowing base redetermination in accordance with the terms hereof.

          (d) The Borrowing Base shall represent the determination by all of the Lenders, in their sole discretion and in accordance with their standard engineering and lending policies and practices customary for loans of this nature, of the value, for loan purposes, of the Collateral. Furthermore, the Borrower acknowledges that the determination of the Borrowing Base contains an equity cushion (market value in excess of loan value), which is acknowledged by the Borrower to be essential for the adequate protection of the Lenders. In any event, the Borrowing Base shall at no time exceed 60% of the Agent's base case net present value determination.

     2.7  Extension of Termination Date.  Provided that the Facility Conversion
          -----------------------------
Date shall have occurred and the Revolving Termination Date shall not have occurred, Borrower may request the Lenders, by written notice to the Agent, at least 90 but not more than 180 days prior to the then effective Revolving Stated-Termination Date, to consent to a one-year extension of the Revolving Stated-Termination Date to August 31, 2001. Each Lender shall, in its sole discretion, determine whether to consent to such request and shall notify the Agent of its determination within 30 days of such Lender's receipt of notice of such request. If such request shall have been consented to by all the Lenders, the Agent shall notify Borrower in writing of such consent, and such extension shall become effective upon the delivery by Borrower to the Agent and each Lender, on or prior to the then effective Revolving Stated-Termination Date of
(i) a certificate of a Responsible Officer of Borrower, dated such date, as to the accuracy, both before and after giving effect to such proposed extension, of the representations and warranties set forth in Section 7 and as to the absence, both before and after giving effect to such proposed extension, of any Default or Potential Default and (ii) such other information, instruments, reports and documents as Agent may reasonably request.

 SECTION 3.  TERMS OF PAYMENT.
 ---------   ----------------

     3.1     Notes and Payments.
             ------------------

             (a)   Notes. Principal Debt under the Bridge Facility and, if
                   -----
     applicable, the Revolving Facility is evidenced by the Notes, one payable to each Lender in amount equal to its Pro Rata Part of $100,000,000. Borrower understands, acknowledges and agrees that the execution and delivery by Borrower of each Lender's Note in such original principal amount does not imply, and shall not be construed to create, any obligation or commitment on the part of any Lender to make any advances or issue or participate in any LC's in excess of, in the aggregate, such Lender's Commitment; the higher amount represented by such Lender's Note being for ease of administration only in the event that the Lenders and the Borrower may hereafter agree, in writing, to increase the Commitments upon the request of Borrower and in accordance with such terms and conditions as the Lenders may then require after receipt of new and independent credit approvals by each Lender, based upon such financial and engineering information, industry trends and other economic conditions as each Lender, in the exercise of its sole discretion, may deem appropriate at the time to evaluate such request.

             (b)   Payment. Borrower must make each payment and prepayment on
                   -------
     the Obligation to Agent's principal office in New York, New York in immediately available funds by 1:00 p.m. on the day due; otherwise, but subject to SECTION 3.8, those funds continue to accrue interest as if they were received on the next Business Day. Agent shall promptly pay to each Lender the part of any payment or prepayment to which that Lender is entitled under this agreement on the same day Agent receives the funds from Borrower.

             (c)   Payment Assumed. Unless Agent has received notice from
                   ---------------
     Borrower prior to the date on which any payment is due under this agreement that Borrower will not make that payment in full, Agent may assume that Borrower has made the full payment due and Agent may, in reliance upon that assumption, cause to be distributed to each Lender on that date the amount then due to each Lender. If and to the extent Borrower does not make the full payment due to Agent, each Lender shall repay to Agent on demand the amount distributed to that Lender by Agent together with interest for each day from the date that Lender received payment from Agent until the date that Lender repays Agent (unless such repayment is made on the same day as such distribution), at an interest rate equal to the Federal-Funds Rate.

     3.2  Interest and Principal Payments.
          -------------------------------

          (a) Interest.  Accrued interest on each LIBOR-Rate Borrowing is due
              --------
     and payable on the last day of its respective Interest Period. If any Interest Period for a LIBOR-Rate Borrowing is greater than three months, then accrued interest is also due and payable on the date three months after the commencement of the Interest Period. Accrued interest on each Base-Rate Borrowing is due and payable on the last day of each March, June, September, and December -- commencing on the first of those dates that follows the Closing Date -- and, with respect to Borrowings under the (i) Bridge Facility, on the Bridge Termination Date and (ii) Revolving Facility, on the Revolving Termination Date.

          (b) Principal.  The entire outstanding Principal Debt under the Bridge
              ---------
     Facility is due and payable on the Bridge Termination Date. The entire outstanding Principal Debt under the Revolving Facility, if any, is due and payable on the Revolving Facility Termination Date. Before such dates, Borrower may at any time prepay, without penalty and in whole or in part, the Principal Debt so long as (i) each voluntary partial prepayment must be in a principal amount not less than $500,000 or a greater integral multiple of $100,000 and (ii) Borrower shall pay any related Funding Loss upon demand. Conversions under SECTION 3.10 are not prepayments.

          (c) Mandatory Prepayments.  If at any time prior to the Facility
              ---------------------
     Conversion Date, the outstanding Principal Debt under the Bridge Facility exceeds the total Bridge Facility Commitments, Borrower shall immediately make prepayments to Agent (with any related Funding Loss) of the outstanding Principal Debt in an amount equal to such excess. At any time a Borrowing-Base Deficiency under the Revolving Facility exists, Borrower shall make prepayments to Agent (with any related Funding Loss) of the outstanding Principal Debt under the Revolving Facility so that (i) such Borrowing-Base Deficiency has been reduced by at least 50% within 90 days after notice from Agent of the existence of such Borrowing-Base Deficiency, and (ii) such Borrowing-Base Deficiency no longer exists on or before the day which is 180 days after notice from the Agent of the existence of such Borrowing-Base Deficiency.

     3.3  Interest Options.  Except that the LIBOR Rate may not be selected when
          ----------------
a Default or Potential Default exists and except as otherwise provided in this agreement, Borrowings bear interest at an annual rate equal to the lesser of either (a) the Base Rate plus the Applicable Margin or the LIBOR Rate plus the Applicable Margin (in each case as designated or deemed designated by Borrower), as the case may be, or (b) the Maximum Rate. Each change in the Base Rate and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

     3.4  Quotation of Rates.  Borrower may call Agent before delivering a
          ------------------
Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Agent or Lenders or affect the interest rate that is actually in effect when Borrower makes a Borrowing request or on the Borrowing Date.

     3.5  Default Rate.  If permitted by Law, all past-due Principal Debt,
          ------------
Borrower's past-due payment and reimbursement obligations in connection with LCs, and past-due interest accruing on any of the foregoing bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

     3.6  Interest Recapture.  If the designated interest rate applicable to any
          ------------------
Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

     3.7  Interest Calculations.  Interest will be calculated on the basis of
          ---------------------
actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate or in the case of interest on Base-Rate Borrowings in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Agent are conclusive and binding absent manifest error.

     3.8  Maximum Rate.  Regardless of any provision contained in any Loan
          ------------
Document, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligation, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then any excess shall be treated as a partial prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that is the case and that provision in this agreement for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and their effects, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation. However, if the Obligation are paid in full before the end of their full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, Lenders shall refund any excess (and Lenders may not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount). If the Laws of the State of Texas are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "indicated rate ceiling" from time to time in effect under Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, as amended. Borrower agrees that Chapter 15, Subtitle 79, Revised Civil Statutes of Texas, 1925, as amended (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligation.

     3.9  Interest Periods.  When Borrower requests any LIBOR-Rate Borrowing,
          ----------------
Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one, two, three, or six months for LIBOR-Rate Borrowings, subject to SECTION 14.1 and the following conditions: (a) the initial Interest Period for a LIBOR-Rate Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period for a LIBOR-Rate Borrowing begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (c) if Borrower is required to pay any of a LIBOR-Rate

Borrowing before the end of its Interest Period in order to comply with the payment provisions of the Loan Documents, Borrower shall also pay any related Funding Loss; and (d) no more than five Interest Periods may be in effect at one time.

     3.10 Conversions.  Subject to the dollar limits of SECTION 2.1 and
          -----------
provided that Borrower may not convert to or select a new Interest Period for a LIBOR-Rate Borrowing at any time when a Default or Potential Default exists, Borrower may (a) convert a LIBOR-Rate Borrowing on the last day of the applicable Interest Period to a Base-Rate Borrowing, (b) convert a Base-Rate Borrowing at any time to a LIBOR-Rate Borrowing, and (c) elect a new Interest Period for a LIBOR-Rate Borrowing. That election may be made by telephonic request to Agent no later than 11:00 a.m. on the third Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a LIBOR-Rate Borrowing or election of a new Interest Period), and no later than 11:00 a.m. on the last day of the Interest Period (for conversion to a Base-Rate Borrowing). Borrower shall provide a Conversion Notice to Agent no later than two days after the date of the conversion or election. Absent Borrower's telephonic request for conversion or election of a new Interest Period or if a Default or Potential Default exists, then, a LIBOR-Rate Borrowing shall be deemed converted to a Base-Rate Borrowing effective when the applicable Interest Period expires.

     3.11 Order of Application.
          --------------------

          (a) No Default.  If no Default or Potential Default exists, any
              ----------
     payment shall be applied to the Obligation -- except as otherwise specifically provided in the Loan Documents --in the order and manner as Borrower directs.

          (b) Default.  If a Default or Potential Default exists or if Borrower
              -------
     fails to give direction, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) To all fees and expenses for which Agent or Lenders have not been paid or reimbursed in accordance with the Loan Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt;
     (iii) to any LC reimbursement obligations that are due and payable and that remain unfunded by any Borrowing under the Revolving Facility; (iv) to the remaining Principal Debt in the order as Determining Lenders may elect (but Determining Lenders agree to apply proceeds in an order that will minimize any Funding Loss); (v) to the remaining Obligation in the order and manner Determining Lenders deem appropriate; and (vi) as a deposit with Agent, for the benefit of Lenders, as security for and payment of any subsequent LC reimbursement obligations.

          (c) Pro Rata.  Each payment or prepayment shall be distributed to each
              --------
     Lender in accordance with its Pro Rata Part of that payment or prepayment.

     3.12 Sharing of Payments, Etc.  If any Lender obtains any payment or
          -------------------------
prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Loan Documents, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each other Lender. If all or any portion of any excess payment or prepayment is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

     3.13 Offset.  If a Default exists, each Lender is entitled to exercise
          ------
(for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed (directly or participated) to it.

     3.14 Booking Borrowings.  To the extent permitted by Law, any Lender may
          ------------------
make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates. However, no Affiliate or branch is entitled to receive any greater payment under SECTION
3.16 than the transferor Lender would have been entitled to receive with respect to those Borrowings, and a transfer may not be made if, as a direct result of it, SECTION 3.15 or 3.17 would apply to any of the Obligation. If any of the conditions of SECTIONS 3.16 or 3.17 ever apply to a Lender, that Lender shall carry or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates so long as the transfer is consistent with the other provisions of this section, does not create any burden or adverse circumstance for that Lender that would not otherwise exist, and eliminates the conditions of SECTIONS 3.16 or 3.17 as applicable.

     3.15 Basis Unavailable or Inadequate for LIBOR Rate.  If, on or before
          ----------------------------------------------
any date when a LIBOR Rate is to be determined for a Borrowing, Agent reasonably determines that the basis for determining the applicable rate is not available or any Lender reasonably determines that the resulting rate does not accurately reflect the cost to that Lender of making or converting Borrowings at that rate for the applicable Interest Period, then Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error) and the applicable Borrowing shall bear interest at the sum of the Base Rate plus the Applicable Margin. Until Agent notifies Borrower that those circumstances no longer exist, Lenders' commitments under this agreement to make, or to convert to, LIBOR-Rate Borrowings, as the case may be, are suspended.

     3.16 Additional Costs.  Each Lender severally and not jointly agrees to
          ----------------
notify Agent, the other Lenders, and Borrower within 90 days after it has actual knowledge that any circumstances exist that would give rise to any payment obligation by Borrower under CLAUSES (A) through (C) below. Although no Lender shall have any liability to Agent, any other Lender, or any Company for its failure to give that notice, Borrower is not obligated to pay any amounts under those clauses that arise, accrue, or are imposed more than 90 days before that notice to the extent it is applicable to those amounts. Any Lender demanding payment of any additional costs under this section must generally be making similar demand for similar additional costs under credit agreements to which it is party that contain similar provisions to this section.

          (a) Reserves.  With respect to any or LIBOR-Rate Borrowing (i) if any
              --------
     present or future Law imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Tribunal results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained (other than any reserve included in the Reserve Requirement), and if (ii) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any LIBOR-Rate Borrowing, then (iii) that Lender (through Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and (iv) Borrower shall pay that amount to that Lender within five Business Days after demand. The provisions of and undertakings and indemnification in this CLAUSE (A) survive the satisfaction and payment of the Obligation and termination of this agreement.

          (b) Capital Adequacy.  With respect to any Commitment, Borrowing or LC
              ----------------
     if any present or future Law regarding capital adequacy or compliance by Agent (as issuer of LCs) or any Lender with any request, directive, or requirement now existing or hereafter imposed by any Tribunal regarding capital adequacy, or any change in its written policies or in the risk category of this transaction, reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method in apportioning such costs to its customers generally), then (unless the effect is already reflected in the rate of interest then applicable under this agreement) Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to Agent or that Lender within five Business Days after demand. The provisions of and undertakings and indemnification in this CLAUSE (B) shall survive the satisfaction and payment of the Obligation and termination of this agreement.

          (c) Taxes.  Subject to SECTION 3.19, any Taxes payable by Agent or any
              -----
     Lender or ruled (by a Tribunal) payable by Agent or any Lender in respect of this agreement or any other Loan Document shall, if permitted by Law, be paid by Borrower, together with interest and penalties, if any except for Taxes payable on or measured by the overall net income of Agent or that Lender (or Agent or that Lender, as the case may be, together with any other Person with whom Agent or that Lender files a consolidated, combined, unitary, or similar Tax return) and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Agent or any Lender). Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall pay that amount to Agent for its account or the account of that Lender, as the case may be within five Business Days after demand. If Agent or that Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

     3.17 Change in Laws.  If any Law makes it unlawful for any Lender to make
          --------------
or maintain LIBOR-Rate Borrowings, then that Lender shall promptly notify Borrower and Agent, and (a) as to undisbursed funds, that requested Borrowing shall be made as a Base-Rate Borrowing, and (b) as to any outstanding Borrowing
(i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base-Rate Borrowing as of the date of notice, in which event Borrower will not be required to pay any related Funding Loss, or (ii) if not prohibited by Law, the Borrowing shall be converted to a Base-Rate Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty but with related Funding Loss.

     3.18 FUNDING LOSS.  BORROWER SHALL INDEMNIFY EACH LENDER AGAINST, AND PAY
          ------------
TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. WHEN ANY LENDER DEMANDS THAT BORROWER PAY ANY FUNDING LOSS, THAT LENDER SHALL DELIVER TO BORROWER AND AGENT A CERTIFICATE SETTING FORTH IN REASONABLE DETAIL THE BASIS FOR IMPOSING FUNDING LOSS AND THE CALCULATION OF THE AMOUNT, WHICH CALCULATION IS CONCLUSIVE AND BINDING ABSENT MANIFEST ERROR. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION IN THIS SECTION

SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

     3.19 Foreign Lenders, Participants, and Assignees.  Each Lender,
          --------------------------------------------
Participant (by accepting a participation interest under this agreement), and Assignee (by executing an Assignment) that is not organized under the Laws of the United States of America or one of its states (a) represents to Agent and Borrower that (i) no Taxes are required to be withheld by Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Agent and Borrower that entitles it to a complete exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, and (b) covenants to (i) provide Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Agent upon the expiration or obsolescence according to Law of any previously delivered form, duly executed and completed by it, entitling it to a complete exemption from U.S. federal withholding Tax on all interest and fee payments under the Loan Documents, and (ii) comply from time to time with all Laws with regard to the withholding Tax exemption. If any of the foregoing is not true at any time or the applicable forms are not provided, then Borrower and Agent (without duplication) may deduct and withhold from interest and fee payments under the Loan Documents any Tax at the maximum rate under the Code or other applicable Law, and amounts so deducted and withheld shall be treated as paid to that Lender for all purposes under the Loan Documents.

SECTION 4.  FEES.
----------  ----

     4.1  Treatment of Fees.  The fees described in this SECTION 4 (a) are not
          -----------------
compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this agreement, (c) are payable in accordance with SECTION 3.1, (d) are non-refundable, and (e) to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate.

     4.2  Fees/Warrants to Agent and Affiliates.  Borrower shall (a) pay to
          -------------------------------------
Agent, and its Affiliates as Agent may designate, the arrangement/structuring fee and borrowing base fees described in the letter agreement (as it may be renewed, extended, or modified) of even date herewith between Borrower and Agent, and (b) cause XPLOR to comply with the terms and provisions of that certain Stock Purchase Warrant of even date herewith issued by XPLOR to Agent and that certain Registration Rights Agreement of even date herewith between XPLOR and Agent (as the same may be modified or amended, herein collectively referred to as the "Warrant Agreement"). Those fees and the rights and benefits of Agent under the Warrant Agreement are solely for the account of Agent and its Affiliates except to the extent that Agent may unilaterally agree in writing with any Lender in respect of the sharing of such fees.

     4.3  LC Fees.  As an inducement for the issuance (including, without
          -------
limitation, the extension) of each LC, Borrower agrees to pay to the Issuing
Lender:

          (a) For the account of each Lender according to each Lender's Commitment Percentage on the day the fee is payable for a standby LC, an issuance fee equal to the greater of (i) $300.00 or (ii) a per annum rate equal to the Applicable Margin for LIBOR-Rate Borrowings in effect on the date of issuance, payable quarterly in arrears, of the average-face amount of that LC during each applicable quarterly period.

          (b) For the account of the Issuing Lender a fronting fee of 0.125% of the face amount of the LC , payable on the date of issuance.

     4.4  Commitment Fees.  From and after the (i) Closing Date to and including
          ---------------
the Bridge Termination Date, Borrower shall pay to Agent commitment fees for Lenders according to each Lender's Commitment Percentage based on the unused portion of the Bridge Facility, and (ii) Facility Conversion Date to and including the Revolving Termination Date, Borrower shall pay to Agent commitment fees for Lenders according to each Lender's Commitment Percentage based on the unused portion of the Revolving Facility. The fees are payable as they accrue on the last day of each March, June, September, and December -- commencing on the first of those dates that follows the date of this agreement -- and, with respect to the Bridge Facility, on the Bridge Termination Date and with respect to the Revolving Facility, on the Revolving Termination Date. Each payment of the fees is equal to the following, determined for the calendar quarter (or portion of a calendar quarter commencing on the date of this agreement or ending, with respect to the Bridge Facility, on the Bridge Termination Date and with respect to the Revolving Facility, on the Revolving Termination Date) preceding and including the date it is due: (a) From the Closing Date until the Bridge Termination Date, the product of (i) the Applicable Percentage for the Bridge Facility times (ii) the amount by which the total Bridge Commitments exceed the sum of the average-daily Principal Debt outstanding under the Bridge Facility times (iii) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 360 as the denominator; and (b) From the Facility Conversion Date until the Revolving Termination Date, the product of (i) the Applicable Percentage for the Revolving Facility times (ii) the amount by which the total Revolving Commitments exceed the average-daily Principal Debt outstanding under the Revolving Facility plus the average-daily LC Exposure, times (iii) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 360 as the denominator.

SECTION 5.  SECURITY.
----------  --------

     5.1  Guaranty.  Borrower shall cause XPLOR and all of XPLOR's present and
          --------
future Subsidiaries (other than Borrower) -- whether now existing or in the future formed or acquired as permitted by the Loan Documents -- that are Restricted Companies to unconditionally guarantee the full payment and performance of the Obligation by execution of a written guaranty agreement in form and substance satisfactory to Agent.

     5.2  Collateral.  Borrower shall cause full payment and performance of the
          ----------
Obligation to be secured by Lender Liens on all of the items and types of property -- (together with the additional collateral described in SECTIONS 2.3(G) and 5.3, if any, and the cash and non-cash proceeds of all of the foregoing, the "COLLATERAL") -- described in the present and future mortgages, deeds of trust, security agreements, pledge agreements, financing statements and other documents and instruments creating Lender Liens (said documents and any documents and instruments from time to time modifying, amending or supplementing same are herein collectively referred to as the "COLLATERAL DOCUMENTS"), including, without limitation:

          (a) all of the Mineral Interests described in Exhibit B attached
                                                        ---------
hereto and all other Mineral Interests hereafter included in the calculation of the Borrowing Base and the oil, gas and mineral production therefrom or attributable thereto, and in all operating agreements and oil or gas purchase contracts (now existing or hereafter arising) relating to such Mineral Interests and in related personal properties, fixtures and other properties, pursuant to mortgages, deeds of trust, assignments of production, security agreements, financing statements and other documents satisfactory to Agent;

          (b) all of the present and future issued and outstanding capital stock or other equity securities or ownership interests issued by (i) Borrower and all of XPLOR's present and future Subsidiaries who are required to guarantee the payment and performance of the Obligation pursuant to SECTION 5.1., (ii) AXEX, L.L.C. and owned by any Restricted Company, and (iii) D-O-R Production Management, L.L.C. and owned by any Restricted Company; and

          (c) all accounts, equipment, contract rights and general intangibles of the Borrower and the other Restricted Companies, whether now owned or hereafter acquired, and all products and proceeds thereof.

     5.3  Collateral Account.  In order to secure further the performance by
          ------------------
Borrower of the Obligation and to effect and facilitate Agent's right of offset, immediately following Agent's request, Borrower shall, and shall cause the other Companies to execute such forms, authorizations, documents and instruments, and do such other things, as Agent shall request, in order to require that pipeline companies, operators of the Mortgaged Properties and others (collectively, the "Purchasers") purchasing (or acting as agents for, or making payments on behalf
 ----------
of, those purchasing) the oil, gas and other minerals produced or to be produced from, or relating to, the Mineral Interests deliver to a post office box number specified by Agent all royalties, production payments, checks, cash, proceeds and monies now or hereafter payable by the Purchasers (or any of them) on account of oil, gas or other minerals produced from or relating to the Mineral Interests or otherwise with respect to the Mineral Interests; provided that Agent shall not deliver any such forms or documents to any Purchaser or otherwise notify or request any Purchaser to so deliver such proceeds unless and until a Default shall have occurred. Borrower agrees that all such royalties, payments and monies delivered to such post office box shall be deposited by Agent in a cash collateral account at Agent styled "Araxas Production Account." After the occurrence of a Default, Borrower shall, and shall cause the other Companies to, upon receipt, deposit in the Araxas Production Account all such royalties, payments and monies which Borrower or any other Company receives directly from the Purchasers. Borrower hereby irrevocably authorizes and directs Agent to charge from time to time after the occurrence of a Default, the Araxas Production Account and any other accounts of Borrower at Agent or any Lender for amounts due to the Lenders hereunder and under the Notes. After the occurrence of a Default, Agent is hereby authorized, in its own name or the name of the Borrower, to notify any or all parties obligated to Borrower with respect to the Mineral Interests to make all payments due or to become due thereon directly to the Agent, or such other person or officer as Agent may require whereupon the power and authority of the Borrower to collect the same in the ordinary course of its business shall be deemed to be immediately revoked and terminated. With or without such general notification, after the occurrence of a Default, Agent may take or bring in Borrower's name or that of the Agent all steps, actions, suits or proceedings deemed by the Agent necessary or desirable to effect possession or collection of payments, may complete any contract or agreement of the Borrower in any way related to any of the Mineral Interests, may make allowances or adjustments related to the Mineral Interests, may compromise any claims related to the Mineral Interests or may issue credit in its own name or the name of the Borrower. Regardless of any provision hereof, however, Agent shall never be liable for its failure to collect or for its failure to exercise diligence in the collection, possession, or any transaction concerning, all or part of the Mineral Interests or sums due or paid thereon, nor shall it or they be under any obligation whatsoever to anyone by virtue of its security interests and liens relating to the Mortgaged Properties.

     The Agent is hereby authorized and empowered on behalf of the Borrower to endorse the name of the Borrower upon any check, draft, instrument, receipt, instruction or other document or items, including, but not limited to, all items evidencing payment upon any indebtedness of any Person to the Borrower coming into the Agent's possession, and to receive and apply the proceeds therefrom in accordance with the terms hereof. The Agent is hereby granted an irrevocable power of attorney, which is coupled with an interest, to execute all checks, drafts, receipts, instruments, instructions or other documents, agreements or items on behalf of the Borrower, either before or after demand of payment on the Notes, as shall be deemed by the Agent to be necessary or advisable, in the sole discretion of the Agent, to protect its security interests and liens in the Mineral Interests or the repayment of the Obligation, and the Agent shall not incur any liability in connection with or arising from its exercise of such power of attorney.

     Borrower acknowledges that all funds so transferred into the Araxas Production Account shall be the property of the Borrower and the other Companies only and not subject to any claim by any party other than Agent, for the benefit of the Lenders.

     5.4  Further Assurances.  Borrower covenants and agrees that the Lender
          ------------------
Liens otherwise described in SECTION 5.2 and, when required, SECTION 2.3(G) and
5.3 must be created and perfected as a condition to funding any Borrowings or the issuance of any LC. Furthermore, Borrower shall --and shall cause each other appropriate Company to -- perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filings fees and costs as Agent or Determining Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and preserve and protect the Rights of Agent and Lenders under any Loan Document.

     5.5  Release of Collateral.
          ---------------------

          (a) Whenever no Lender has any commitment to extend credit under any Loan Document and the Obligation has been fully paid and performed, Agent shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all Collateral to be released.

          (b) In connection with any sale or other disposition of assets permitted by SECTION 9.10, Agent shall, upon Borrower's request and at Borrower's cost and expense, release the Lender Liens on the assets sold or disposed of.

          (c) If the Facility Conversion Date shall have occurred, Agent shall, at Borrower's cost and expense, execute and deliver all documents and instruments reasonably necessary to release and terminate all Lender Liens on any of the Material Prospects not then comprising a portion of the Borrowing Base within a reasonable time of Borrower's request therefor.

SECTION 6.  CONDITIONS PRECEDENT.  No Lender is obligated to fund the initial
----------  --------------------
Borrowing or issue the initial LC under the Bridge Facility unless Agent has received all of the items described in PART A on SCHEDULE 6. No Lender is obligated to fund the initial Borrowing (including any deemed Borrowings pursuant to SECTION 2.1(B)(V) or issue any LC under the Revolving Facility unless all Facility Conversion Conditions have been completely fulfilled to the satisfaction of Agent, in the exercise of its sole discretion. In addition, no Lender is obligated to fund (as opposed to continue or convert) any Borrowing or issue any LC unless on the applicable Borrowing Date, or issue date (and after giving effect to the requested Borrowing or LC), as the case may be: (a) Agent (and the Issuing Lender, if applicable) timely receives a Borrowing Request or LC Request (together with the applicable LC Agreement), as the case may be; (b) the Issuing Lender receives any applicable LC fee or other amounts then due and payable with respect to any LC; (c) all of the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by this agreement);
(d) no Material Adverse Event, Default, or Potential Default exists; (e) no Borrowing-Base Deficiency will exist after giving effect to the Borrowing or LC issuance; and (f) no limitation in SECTION 2.1 or 2.3 is exceeded. Each Borrowing Request and LC Request, however delivered, constitutes Borrower's representation and warranty that the conditions in CLAUSES (C) through (F) above are satisfied. Upon Agent's or any Lender's reasonable request, Borrower shall deliver to Agent or such Lender evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing or LC, as the case may be. Each condition precedent in this agreement (including, without limitation, those on SCHEDULE 6) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each condition precedent.

SECTION 7.  REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants
----------  ------------------------------
to Agent and Lenders as follows:

     7.1  Purpose and Regulation U.
          ------------------------

          (a) Borrower will use LCs and the proceeds of the Bridge Facility solely in accordance with the use of funds schedule provided in SCHEDULE 7.1.

          (b) Borrower will use LCs and the proceeds of the Revolving Facility solely for (i) refinancing a portion of the Borrowings under the Bridge Facility, (ii) the Restricted Companies' working capital, (iii) the acquisition and development of Mineral Interests, (iv) the payment of settlement obligations under Swap Agreements otherwise permitted hereunder, and (v) other general corporate purposes.

          (b) No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any LC draft or drawing or Borrowing will be used, directly or indirectly, for a purpose that violates any Law, including, without limitation, Regulation U.

     7.2  Corporate Existence, Good Standing, and Authority.  Each Restricted
          -------------------------------------------------
Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of incorporation. Each Restricted Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (each of which jurisdictions is identified on SCHEDULE 6). Each Restricted Company possesses all requisite authority and power to conduct its business as is now being conducted and as proposed under the Loan Documents to be conducted and to own and operate its assets as now owned and operated and as proposed to be owned and operated under the Loan Documents.

     7.3  Subsidiaries and Names.  SCHEDULE 7.3 -- as supplemented from time to
          ----------------------
time by written notice from Borrower to Agent and Lenders specifically referring to that schedule and this section and reflecting changes to that schedule as a result of transactions permitted by the Loan Documents -- describes (a) all of Borrower's direct and indirect Subsidiaries, (b) all Restricted Companies, (c) every name or trade name used by each Restricted Company during the five-year period before the date of this agreement, and (d) every change of each Subsidiary's name during the four-month period before the date of this agreement. All of the outstanding shares of capital stock (or similar voting interests) of XPLOR's Subsidiaries are (a) duly authorized, validly issued, fully paid, and nonassessable, (b) owned of record and beneficially as described in that schedule or those writings, free and clear of any Liens, except Permitted Liens, and (c) not subject to any warrant, option, or other acquisition Right of any Person or subject to any transfer restriction except restrictions imposed by securities Laws and general corporate Laws.

     7.4  Authorization and Contravention.  The execution and delivery by each
          -------------------------------
Restricted Company of each Loan Document to which it is a party and the performance by it of its obligations under those Loan Documents (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) require no action by or filing with any Tribunal (except any action or filing that has been taken or made on or before the Closing Date), (d) do not violate any provision of its charter or bylaws, and (e) do not violate any provision of Law applicable to it or any material agreement to which it is a party except violations that individually or collectively are not a Material Adverse Event.

     7.5   Binding Effect.  Upon execution and delivery by all parties to it,
           --------------
each Loan Document will constitute a legal and binding obligation of each Restricted Company party to it, enforceable against it in accordance with that Loan Document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity.

     7.6   Financials and Existing Debt. The Current Financials were prepared in
           ----------------------------
accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition, results of operations, and cash flows as of, and for the portion of the fiscal year ending on their dates (subject only to normal year-end adjustments for interim statements). All material liabilities of the Companies as of those dates are reflected in those Current Financials or in the notes to them or have otherwise been disclosed to Lenders in writing. Except for transactions directly related to, specifically contemplated by, or expressly permitted by the Loan Documents (a) no material adverse changes have occurred in the Companies' consolidated financial condition from that shown in the Current Financials, and (b) no Company has incurred any material liability except Debt that is not prohibited by the Loan Documents.

     7.7   Budget.  Although Borrower cannot assure Agent or Lenders that the
           ------
Budget will be achieved, the Budget is based upon reasonable assumptions, which are consistent with each other and with all facts then known to Borrower and which includes all other material assumptions necessary in order for the Budget to not be misleading in any material respect.

     7.8   Solvency.  On each Borrowing Date and the date any LC is issued, each
           --------
Restricted Company is -- and after giving effect to the requested Borrowing or LC will be -- Solvent.

     7.9   Litigation.  Except as disclosed on SCHEDULE 7.9 and matters covered
           ----------
(subject to reasonable and customary deductible and retention) by insurance or indemnification agreements (a) no Restricted Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to any Restricted Company and, if so adversely determined, is a Material Adverse Event, and (b) no outstanding and unpaid judgments against any Restricted Company exist.

     7.10  Taxes.  Except where not a Material Adverse Event (a) all Tax
           -----
returns of each Restricted Company required to be filed have been filed (or extensions have been granted) before delinquency, and (b) all Taxes imposed upon each Restricted Company that are due and payable have been paid before delinquency except as being contested as permitted by SECTION 8.5.

     7.11  Environmental Matters.  Except as disclosed on SCHEDULE 7.11:
           ---------------------

           (a) No consent or other approval of -- or declaration or other filing with -- any Tribunal is required under any Environmental Law in connection with any transaction contemplated by the Loan Documents.

           (b) Except where adequately covered by an Environmental Indemnity Agreement or where not a Material Adverse Event, none of the following are present at any Real Property (including, without limitation, the Leases and the Mineral Interests) of any Restricted Company in violation of any Environmental Law: (i) Any asbestos or asbestos-containing material; (ii) any underground or aboveground storage tank or tank system subject to regulation under any Environmental Law; or (iii) any electrical or other fixtures or equipment containing polychlorinated biphenyls.

           (c) Except where adequately covered by an Environmental Indemnity Agreement or where not a Material Adverse Event, no unreported Release of any Hazardous Substance has occurred at or in the vicinity to any Real Property (including, without limitation, the

     Leases and the Mineral Interests) (i) in a quantity that requires any report or other notice to any Tribunal under any Environmental Law or (ii) that has resulted or that threatens to result in the presence of any Hazardous Substance in the environment in a quantity, concentration, state, or other condition that exceeds any applicable standard for the protection of human health or the environment under any Environmental Law.

           (d) Except where not a Material Adverse Event, no Real Property (including, without limitation, the Leases and the Mineral Interests) has been used for the storage (other than short-term storage not requiring an Environmental Permit), treatment, or disposal of any Hazardous Substance in any amounts that are reasonably likely to result in any Environmental Liabilities or violation of any Environmental Law while owned or operated by any Company or any Predecessor.

           (e) Except where adequately covered by an Environmental Indemnity Agreement or where not a Material Adverse Event, no Restricted Company or Predecessor is -- or has received any notice from any Tribunal during the last five years that it is -- potentially liable for any removal, remediation, or other response costs under any Environmental Law as the result of the Release or threatened Release of any Hazardous Substance.

           (f) No Company knows of any material error or omission in any Environmental Report delivered to Agent or any Lender.

     7.12  Employee Plans.  Except where not a Material Adverse Event (a) no
           --------------
Employee Plan has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), (b) no Company has incurred liability -- except for liabilities for premiums that have been paid or that are not past due -- under ERISA to the PBGC in connection with any Employee Plan,
(c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code), (e) no "reportable event" (as defined in Section 4043 of ERISA) has occurred, excluding events for which the notice requirement is waived under applicable PBGC regulations, (f) no Company or Affiliate of any Company has any liability under or is subject to any Lien under ERISA or the Code to or on account of any employee benefit plan, program, scheme, or arrangement established or maintained by any Company or Affiliate of any Company or to which any Company or any Affiliate of any Company contributes or had an obligation to contribute, (g) each Employee Plan complies in all material respects, both in form and operation, with ERISA and the Code, and (h) no Multiemployer Plan is in reorganization within the meaning of (S) 418 of the Code.

     7.13  Properties; Liens.  Each Restricted Company has indefeasible title
           -----------------
to the Mortgaged Properties and all of its other property reflected on the Current Financials as being owned by it except for property that is obsolete or that has been disposed of in the ordinary course of business between the date of the Current Financials and the date of this agreement or, with respect to its property (other than the Mortgaged Properties), failure of such Restricted Company to have such title would not constitute a Material Adverse Event, or, after the date of this agreement, as permitted by SECTION 9.10 or SECTION 9.11. No Lien exists on any property (including, without limitation, the Mortgaged Properties) of any Company except Permitted Liens. No Restricted Company is party or subject to any agreement, instrument, or order which in any way restricts any Restricted Company's ability to allow Liens to exist upon any of its assets except relating to Permitted Liens. The provisions of each Collateral Document are effective to create in favor of the Agent for the ratable benefit of the Lenders, a legal, valid and enforceable Lender Lien in all right, title and interest of the Restricted Companies in the Collateral described therein, which Lender Liens shall constitute fully perfected first-priority Liens on all right, title and interest of the Restricted Companies in the Collateral described therein, subject only to Permitted Liens. No orders of, proceedings pending before, or other requirements of, the Federal Energy Regulatory Commission or any other Tribunal exist which could result in the Restricted Companies being required to refund any material portion of the proceeds received or to be received from the sale of hydrocarbons constituting part of the Mortgaged Properties. Except as disclosed on SCHEDULE 7.13 attached hereto, no Restricted Company (a) is obligated in any material respect by virtue of any prepayment made under any contract containing a "take-or-pay" or "prepayment" provision or under any similar agreement to deliver hydrocarbons produced from or allocated to any of the Mortgaged Properties at some future date without receiving full payment therefor at the time of delivery, and (b) has produced gas, in any material amount, subject to, and is, nor is any of the Mortgaged Properties, subject to balancing rights of third parties or subject to balancing duties under governmental requirements, except as to such matters for which such Restricted Company has established monetary reserves adequate in an amount to satisfy such obligations and has segregated such reserves from other accounts.

     7.14  Government Regulations.  No Restricted Company is subject to
           ----------------------
regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

     7.15  Transactions with Affiliates.  Except for transactions with other
           ----------------------------
Restricted Companies and as otherwise disclosed on SCHEDULE 7.15, no Restricted Company is a party to a material transaction with any of its Affiliates except transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     7.16  Debt.  No Restricted Company has any Debt except Permitted Debt.
           ----

     7.17  Leases.  Except where not a Material Adverse Event (a) each
           ------
Restricted Company enjoys peaceful and undisturbed possession of all leases necessary for the operation of its properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of those properties and assets, and (b) all material leases under which any Restricted Company is a lessee are in full force and effect, and no default -- or event that, with notice, time lapse, or both, would become a default -- exists. The leases which underlie or constitute part of the Mineral Interests (the "Leases") are in full force and effect, and no Restricted Company
                ------
nor any other person has defaulted on any of its obligations thereunder so as to impair the value of such Leases.

     7.18  Labor Matters.  Except where not a Material Adverse Event (a) no
           -------------
actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages, or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at the Real Property exist, (b) hours worked by and payment made to the employees of any Restricted Company or any Predecessor have not been in violation of the Fair Labor Standards Act or any other applicable Laws pertaining to labor matters, (c) all payments due from any Restricted Company for employee health and welfare insurance, including, without limitation, workers compensation insurance, have been paid or accrued as a liability on its books, (d) the business activities and operations of each Company are in compliance with OSHA and other applicable health and safety Laws.

     7.19  Intellectual Property.  Except where not a Material Adverse Event (a)
           ---------------------
each Restricted Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement, (b) each Restricted Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, and (c) no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Restricted Company exists.

     7.20  Full Disclosure.  Each fact or condition relating to the Loan
           ---------------
Documents or any Restricted Company's financial condition, business, or property that is a Material Adverse Event has been disclosed in writing to Agent. All information previously furnished to Agent by or at the direction of a Responsible Officer or the General Counsel of or the attorneys for Borrower in connection with the Loan Documents was -- and all information furnished to Agent in the future by or at the direction of a Responsible Officer or the General Counsel of or the attorneys for Borrower will be -- true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

     7.21  Estimated Oil and Gas Reserves; Material Prospects.  Borrower has
           --------------------------------------------------
heretofore delivered or caused to be delivered to Agent copies of all requested reports (prepared by independent consulting engineers), which have been obtained by the Restricted Companies and concern the estimated oil and gas reserves and future net revenues attributable to the Mineral Interests. The statements of fact contained in said reports with respect to the character and ownership of the Mineral Interests (including, without limitation, the revenue interest and working interest of the Restricted Companies stated therein) and the other factual data furnished by the Restricted Companies as a basis for the estimates set forth therein are true and correct and do not omit any material fact necessary to make said statements not misleading. The Mortgaged Properties described in EXHIBIT B include all Leases and other Mineral Interests constituting the Material Prospects.

     7.22  Working Interest.   The Restricted Companies own a "working
           ----------------
interest" in each of the Mortgaged Properties described in Exhibit B which is
                                                           ---------
not greater than the interest specified in the description of such property in

Exhibit B, with the term "working interest", as used herein, meaning the right
---------
to explore for, drill and produce oil, gas or other minerals, whether such right is created by lease or otherwise, and being equivalent to the proportionate part of the cost of exploration, development and marketing of oil, gas and other minerals borne by the Restricted Companies with respect to each respective property.

     7.23  Net Revenue Interest.  The Restricted Companies own a "net revenue
           --------------------
interest" in each of the Mortgaged Properties described on Exhibit B which is
                                                           ---------
not less than the interest specified in the description of such property on

Exhibit B, with the term "net revenue interest", as used herein, meaning the
---------
proportionate share of the production of oil, gas or other minerals to which the Restricted Companies are entitled after deduction of all royalties, overriding royalties and other interests payable from or measured by production.

     7.24  Burdensome Contracts.  No Restricted Company is a party to, or bound
           --------------------
by, nor are any of the Mineral Interests or other Mortgaged Properties subject to, any contract which could reasonably result in a Material Adverse Event.

     7.25  Regulatory Defects.  All regulatory defects of which the Restricted
           ------------------
Companies have been advised or have actual knowledge with respect to the ownership or operation of the Mortgaged Properties are described on SCHEDULE
7.25. No such regulatory defect results in a Material Adverse Event or affects the Restricted Companies intended operation of any of the Mineral Interests or the value of the sale of production therefrom.

     7.26  Agreements Affecting Mineral Interests.  Borrower has advised Agent
           --------------------------------------
of, and delivered or caused to be delivered (to the extent requested by Agent) true and correct copies to Agent of, all material operating agreements, pooling or unitization agreements, sales or processing contracts, restrictions, preferential purchase right agreements, farm-out, drilling and/or development agreements, pipeline transportation agreements, gas purchase or other marketing agreements, Swap Agreements and other material agreements which pertain to the Mineral Interests, the operation thereof or the disposition of production attributable thereto.

     7.27  Locations of Business, Offices.  The principal place of business and
           ------------------------------
chief executive office of each Restricted Company is located at the address of the Borrower, set forth next to its name on the signature pages hereof or at such other location as the Borrower may have, by proper written notice hereunder, advised the Agent and the Lenders, provided that such other location
                                              --------
of the Borrower or other Restricted Company is within a state in which appropriate financing statements from the Borrower, as applicable in favor of the Agent have been filed.

SECTION 8. AFFIRMATIVE COVENANTS.  For so long as any Lender is committed to
---------- ---------------------
lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary:

     8.1   Certain Items Furnished.  Borrower shall furnish or cause to be
           -----------------------
furnished the following to each Lender:

           (a)  Annual Financials, Etc.  Promptly after preparation but no later
                ----------------------
     than 90 days after the last day of each fiscal year of XPLOR, Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day, accompanied by
     (i) the opinion, without material qualification, of KPMG Peat Marwick, L.L.P. or other firm of nationally-recognized independent certified public accountants reasonably acceptable to Determining Lenders, based on an audit using generally accepted auditing standards, that the consolidated portion of those Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition and results of operations, and (ii) a Compliance Certificate.

           (b)  Quarterly Financials, Etc.  Promptly after preparation but no
                -------------------------
     later than 45 days after the last day of each of the first three fiscal quarters of XPLOR each year, Financials showing the Companies' consolidated financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, accompanied by (i) a Compliance Certificate.

           (c)  Reserve Report(s).
                -----------------
                (1) The Borrower shall deliver to the Agent and each Lender no later than February 28 of each year during the term of this agreement, engineering reports in form and substance acceptable to the Lenders prepared and certified by Netherland, Sewell and Associates, Inc. or such other nationally-recognized or regionally-recognized independent consulting petroleum engineers acceptable to the Lenders setting forth (i) the proven producing, non-producing and undeveloped oil and gas reserves (separately classified as such) attributable to the Mortgaged Properties as of December 31 of the year for which such reserve reports are furnished, (ii) the aggregate present value determined on the basis of stated pricing assumptions, of the future net income with respect to such Mortgaged Properties, discounted at a stated per annum discount rate, (iii) projections of the annual rate of production, gross income and net income with respect to such reserves, and (iv) information with respect to any "take or pay," "prepayment" and gas balancing liabilities of the Restricted Companies.

               (2) The Borrower shall deliver to the Agent and each Lender no later than July 31 of each year during the term of this Agreement, a supplement to the most recent year-end Reserve Report, satisfactory to the Agent, prepared by or under the supervision of the chief petroleum engineer of the Borrower and containing an update of the information described in Subsection 8.1(c)(1)(i)-(iv) as of June 30 of such year to reflect changes from the most recent year-end Reserve Report delivered pursuant to Subsection 8.1(c)(1).

               (3) Each of the reports provided pursuant to this Section shall be submitted to the Agent and each Lender together a certificate of a Responsible Officer certifying that such report is true and correct in all material respects and stating the value of the Mortgaged Properties as a percentage of all Mineral Interests evaluated in such report based on the discounted future net income contained therein, and with additional data as the Agent or any Lender may reasonably request concerning pricing, quantities of production from the Mortgaged Properties, purchasers of production and engineering and geological data.

          (d)  Production Information. Within 45 days after the last day of each
               ----------------------
     month hereafter, commencing with the month ending June 30, 1997, a production and operations report in the form of Exhibit C, duly completed and certified by a Responsible Officer.

          (e)  Semi-Annual Budget. Prior to each June 30 and December 31 of each
               -----------------
     year during the term of this agreement, commencing December 31, 1997, a financial budget and projection of the Companies in form and substance satisfactory to the Agent (each a "Budget") for the following six month period ending on the next December 31 and June 30, respectively.

          (f)  Other Reports. Promptly after preparation and distribution,
               --------------
     accurate and complete copies of all reports and other material communications about material financial matters or material corporate plans or projections by or for any Company for distribution to any Tribunal or any existing or potential creditor (i) including, without limitation, each Form 10-K, 10-Q, 8-K and S-8 filed with the Securities and Exchange Commission but (ii) excluding (A) credit, trade, and other reports prepared and distributed in the ordinary course of business, and (B) information otherwise furnished to Agent and Lenders under this agreement. Promptly upon Agent's reasonable request therefor, copies of (i) any statements or other reports describing reserves, future income or value attributable to any of the Mineral Interests and monthly production reports filed with the Minerals Management Service by the operator of any of the Mortgaged Properties; (ii) all material operating agreements, pooling or unitization agreements, sales or processing contracts, restrictions, preferential purchase right agreements, drilling and/or development agreements, pipeline transportation agreements and other material agreements which pertain to the Mineral Interests, the operation thereof or the disposition of production attributable thereto; and (iii) all reports, forms and other documents and data submitted by Borrower to the United States Department of the Interior Bureau of Land Management Minerals Management Service, the Louisiana Oil Conservation Commission, United States Department of Energy, United States Federal Energy Regulatory Commission, the Texas Railroad Commission or other Tribunal, concerning the operation of, drilling of wells on, sale of production from, or the prices received for the sale of production from, the Mineral Interests.

          (g)  Employee Plans. As soon as possible and within 30 days after
               -------------
     Borrower knows that any event which would constitute a reportable event under Section 4043(b) of Title IV of ERISA with respect to any Company's employee pension or other benefit plan subject to ERISA has occurred, or that the PBGC has instituted or will institute proceedings under ERISA to terminate that plan, deliver a certificate of a Responsible Officer of Borrower setting forth details as to that reportable event and the action which the Companies propose to take with respect to it, together with a copy of any notice of that reportable event which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute those proceedings or any notice to the PBGC that the plan is to be terminated, as the case may be. For all purposes of this section, Borrower is deemed to have all knowledge or knowledge of all facts attributable to the plan administrator under ERISA.

          (h)  Other Notices. Promptly after Borrower has knowledge of, but in
               ------------
     any event prior to five days after the occurrence of any of the following events, notice of (i) the existence and status of any Litigation that is reasonably likely to be adversely determined and, if determined adversely to any Company, would be a Material Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document, (iii) a Default or Potential Default, specifying the nature thereof and what action the Companies have taken, are taking, or propose to take or (iv) claims made against any Restricted Company by any Person in excess of $250,000 and which would not be fully covered by adequate insurance pursuant to policies acceptable to Agent, other than for accounts payable in the ordinary course of business.

          (i)  PARTS B AND C on SCHEDULE 6. Promptly as they become available
               ---------------------------
     (subject to the other requirements of this agreement), the items, if any, described in PARTS B AND C on SCHEDULE 6.

          (j)  XPLOR IPO Status Report. Until the Facility Conversion Date shall
               -----------------------
     have occurred, on or before the last day of each calender month, a progress and status report with respect to the XPLOR IPO including, without limitation, copies of all material correspondence, reports and other information received by any Company from underwriters, rating agencies, financial consultants or other parties in connection therewith or relating thereto.

          (k)  Swap Agreements.  Within five (5) Business Days after entering
               ---------------
     into, or the amendment, modification, termination or unwinding of, any Swap Agreement or any transaction confirmation with respect thereto, written notice of the relevant terms thereof and the applicable counterparty thereto, including copies of all documentation executed and delivered in connection therewith.

          (l)  Other Information. Promptly when reasonably requested by Agent or
               -----------------
any Lender, such information (not otherwise required to be furnished under this agreement) about any Company's business affairs, assets, and liabilities.

     8.2  Use of Credit.  Borrower shall use LCs and the proceeds of Borrowings
          -------------
only for the purposes represented in this agreement.

     8.3  Books and Records.  Each Company shall maintain books, records, and
          -----------------
accounts necessary to prepare Financials in accordance with GAAP.

     8.4  Inspections.  Upon reasonable request, each Company shall allow Agent
          -----------
or any Lender (or their respective Representatives) to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its other creditors, directors, officers, employees, or representatives from time to time, during reasonable business hours. Any reviews and investigations shall be limited to matters relevant to the present or future financial condition of the Companies and their compliance with -- or ability to comply with -- the Loan Documents.

     8.5   Taxes.  Each Restricted Company shall promptly pay when due any and
           -----
all Taxes except Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien has been and continues to be stayed.

     8.6   Payment of Obligation. Each Restricted Company shall promptly pay (or
           ---------------------
renew and extend) all of its material obligations as they become due (unless the obligations are being contested in good faith by appropriate proceedings).

     8.7   Expenses.  Within five Business Days of demand by Agent, Borrower
           --------
shall pay (a) all costs, fees, and expenses paid or incurred by Agent incident to any Loan Document (including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of the Loan Documents and any related amendment, waiver, or consent), (b) all out-of-pocket costs paid or incurred by the Lenders in connection with any special redetermination of the Borrowing Base requested by Borrower pursuant to SECTION 2.6, (c) all other costs and expenses paid or incurred by the Agent in connection with the normal, ongoing administration, of this agreement and the other Loan Documents, including, without limitation, independent insurance reviews or third party engineering support, in an aggregate amount not to exceed the sum of (i) $20,000.00 during the period of time from the Closing Date to and including the Facility Conversion Date, and
(ii) $10,000 in any twelve consecutive month period thereafter, and (d) all reasonable costs and expenses incurred by Agent or any Lender in connection with the enforcement of the obligations of any Restricted Company under the Loan Documents or the exercise of any Rights under the Loan Documents (including, without limitation, reasonable allocated costs of in-house counsel, other reasonable attorneys' fees, and court costs), all of which are part of the Obligation, bearing interest, if not paid when due at the Default Rate until paid.

     8.8   Maintenance of Existence, Assets, and Business.  Each Restricted
           ----------------------------------------------
Company shall (a) except in connection with dispositions permitted under SECTION
9.10 and mergers and consolidations permitted under SECTION 9.11, maintain its corporate existence and good standing in its state of incorporation, and (b) (i) maintain its authority to transact business and good standing in all other states where required or necessary for its business, (ii) maintain all licenses, permits, and franchises (including, without limitation, Environmental Permits) necessary for its business, and (iii) keep all of its assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

     8.9   Insurance.  Each Restricted Company shall, at its cost and expense,
           ---------
maintain with financially sound, responsible, and reputable insurance companies or associations -- or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates -- insurance concerning its properties and businesses against casualties, risks and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     8.10  Environmental Matters.  Each Restricted Company shall (a) operate
           ---------------------
and manage its businesses, processes, and other activities in compliance with all Environmental Laws, Environmental Permits, and Environmental Indemnity Agreements and in a manner to avoid incurring Environmental Liabilities, to prevent any Release of Hazardous Substances, and to minimize the risk of loss or damage in the event of any Release of Hazardous Substances, (b) keep each Environmental Indemnity Agreement in full force and effect according to its terms, take all steps that may be necessary or appropriate to timely assert and receive payment or all claims under it, and (to the extent that the material remediation or indemnity protections or benefits provided by it would be jeopardized) not consent to any modification or amendment of any Environmental Indemnity Agreement or waive, compromise, settle, or otherwise release or discharge any obligation or indemnity of any indemnitor or other obligor under it, and (c) continuously and diligently carry out such removal, remedial, or other response actions as may be necessary or appropriate
(A) in respect of each matter (whether or not disclosed on SCHEDULE 7.11) that constitutes non-compliance with any Environmental Law and (B) to prevent or minimize potential Environmental Liabilities from any of those matters (whether or not disclosed on SCHEDULE 7.11) or any Release of Hazardous Substances.

     8.11  Subsidiaries.  In respect of each applicable present and future
           ------------
Subsidiary of XPLOR (whether as a result of acquisition, creation, or otherwise), Borrower shall cause such Subsidiary to promptly and fully comply with SECTION 5 and its capital stock or other equity securities to become subject to Lender Liens as required by SECTION 5.2.

     8.12  INDEMNIFICATION.
           ---------------

           (a) BORROWER AND (PURSUANT TO ITS GUARANTY) EACH OTHER RESTRICTED COMPANY SHALL, JOINTLY AND SEVERALLY INDEMNIFY AGENT AND LENDERS AND THEIR RESPECTIVE PARENTS, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ASSIGNS, AND ATTORNEYS (COLLECTIVELY, THE "INDEMNIFIED PARTIES"), PROTECT AND DEFEND (WITH COUNSEL ACCEPTABLE TO
          -------------------
     DETERMINING LENDERS) AGAINST, HOLD THEM HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE THEM FOR ANY AND ALL LIABILITIES, OBLIGATION, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, AND PROCEEDINGS AND ALL COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND LEGAL EXPENSES WHETHER OR NOT SUIT IS BROUGHT), AND DISBURSEMENTS OF ANY KIND OR NATURE (THE "INDEMNIFIED
                                                             -----------
     LIABILITIES") THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED
     -----------
     AGAINST THE INDEMNIFIED PARTIES, IN ANY WAY RELATING TO OR ARISING OUT OF
     (I) ANY LOAN DOCUMENT, (II) ANY TRANSACTION CONTEMPLATED BY ANY LOAN DOCUMENT, (III) ANY COLLATERAL, (IV) ANY REAL PROPERTY (INCLUDING, WITHOUT LIMITATION, THE LEASES AND MINERAL INTERESTS) OR OIL AND GAS PROPERTY, (V) ANY ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, PREDECESSOR, COLLATERAL, REAL PROPERTY (INCLUDING, WITHOUT LIMITATION, THE LEASES AND MINERAL INTERESTS) OIL AND GAS PROPERTY, OR ANY ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY LOAN DOCUMENT, OR (VI) ANY INDEMNIFIED PARTY'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE ARISING FROM OR RELATED TO ANY OF THE FOREGOING.

           (B) THE FOREGOING PROVISIONS (I) ARE NOT LIMITED IN AMOUNT, EVEN IF THAT AMOUNT EXCEEDS THE AMOUNT OF THE OBLIGATION, (II) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER COSTS OR EXPENSES OF LITIGATION OR OF PREPARING FOR LITIGATION, DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES ARISING UNDER ANY STATUTORY OR COMMON LAW, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND LOSS OF VALUE OF ANY REAL PROPERTY OR COLLATERAL, (III) ARE NOT AFFECTED BY ANY ACT OR OMISSION OF ANY TRIBUNAL OR OTHER THIRD PARTY, OR THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (IV) ARE NOT AFFECTED BY ANY INDEMNIFIED PARTY'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

           (c) However, no Indemnified Party has the right to be indemnified under the Loan Documents for its own fraud, gross negligence, or willful misconduct.

           (d) The provisions of and undertakings and indemnification in this section survive the foreclosure of any Lender Lien or any transfer in lieu of that foreclosure, the sale or other transfer of any Collateral or real property to any Person, the satisfaction of the obligation, the termination of the Loan Documents, and the release of any or all Lender Liens.

     8.13  Operations and Properties.  Each Company will act prudently and in
           -------------------------
accordance with customary industry standards in managing or operating its assets, properties, business and investments. Each Company will keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business, including without limitation all wells and equipment necessary or useful in the operation of the Mineral Interests.

     8.14  Leases.  Each Company will pay and discharge promptly, or cause to
           ------
be paid and discharged promptly, all rentals, delay rentals, royalties, overriding royalties, payments out of production and other indebtedness or obligations accruing under, and perform or cause to be performed each and every act, matter or thing required by each and all of, the Leases and all other agreements and contracts constituting or affecting the Mineral Interests, and do all other things necessary to keep unimpaired its rights thereunder and prevent any forfeiture thereof or default thereunder, and operate or cause to be operated such properties in a diligent, careful and efficient manner and in compliance with all applicable proration and conservation laws and all applicable rules and regulations of every Tribunal, whether state, federal, municipal or other jurisdiction, from time to time constituted to regulate the development and operations of oil and gas properties and the production and sale of oil, gas and other hydrocarbons therefrom.

     8.15  Development and Maintenance.  Each Company will explore, develop and
           ---------------------------
maintain (or cause to be explored, developed and maintained) the Leases, wells, units and acreage to which the Mineral Interests pertain in a prudent manner, and as may be reasonably necessary for the prudent and economical operation of (and in an effort to maximize the production capacity of) such Leases, wells, units and acreage. Each Company will develop or cause to be developed the proved non-producing and undeveloped reserves described in the most recent Reserve Report furnished to Agent in accordance with the most recent Budget furnished to Agent under this agreement.

     8.16  Maintenance of Liens.  Each Company shall perform all such acts and
           --------------------
execute all such documents as Agent may reasonably request in order to enable Agent to report, file and record every instrument that Agent may deem necessary in order to perfect and maintain the Lender Liens in the Mortgaged Properties and otherwise to preserve and protect the rights of the Agent and the Lenders in and to the Collateral.

SECTION 9. NEGATIVE COVENANTS.  For so long as any Lender is committed to lend
---------  ------------------
or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary:

     9.1   Payroll Taxes.  No Company may use any proceeds of any Borrowing to
           -------------
pay the wages of employees unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

     9.2   Debt.  No Restricted Company may:
           ----

           (a)  Have any Debt except Permitted Debt.

           (b) Pay or cause to be paid any principal of, or any interest on, any of its Debt except (i) the Obligation, (ii) any of its other Debt (other than the Subordinated Debt) if no

     Default or Potential Default exists, and (iv) the Subordinated Debt solely in accordance with the terms and provisions of the Subordination Agreements.

          (c) Amend or modify the terms of any of the Subordinated Debt except as may be expressly permitted pursuant to the terms of the Subordination Agreements.

     9.3  Letters of Credit.  No Restricted Company may have issued for its
          -----------------
account -- or otherwise become obligated for any reimbursement obligations for -- any letter of credit except LCs.

     9.4  Liens.  No Restricted Company may (a) create, incur, or suffer or
          -----
permit to be created or incurred or to exist any Lien upon any of its assets except Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Restricted Company from creating or incurring any Lien on any of its assets except the Loan Documents.

     9.5  Employee Plans.  No Restricted Company may permit any of the events or
          --------------
circumstances described in SECTION 7.12 to exist or occur.

     9.6  Transactions with Affiliates.  No Restricted Company may enter into
          ----------------------------
any material transaction with any of its Affiliates except (a) those described on SCHEDULE 7.15, (b) transactions between one or more Restricted Companies, (c) transactions permitted under SECTION 9.8, (d) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate, and (e) compensation arrangements in the ordinary course of business with directors and officers of the Companies.

     9.7  Compliance with Laws and Documents.  No Restricted Company may (a)
          ----------------------------------
violate the provisions of any Laws (including, without limitation, Environmental
Laws) applicable to it or of any material agreement to which it is a party if that violation alone, or when aggregated with all other violations, would be a Material Adverse Event, (b) violate in any material respect any provision of its charter or bylaws, or (c) repeal, replace, or amend any provision of its charter or bylaws if that action would be a Material Adverse Event.

     9.8  Loans, Advances, and Investments.  No Restricted Company may make any
          --------------------------------
loan, advance, extension of credit, or capital contribution to, make any investment in, or purchase or commit to purchase any stocks or other securities or evidences of Debt of, or interests in, any other Person except those described on SCHEDULE 9.8.

     9.9  Distributions.  No Restricted Company may declare, make, or pay any
          -------------
Distribution except Distributions paid in the form of additional common stock, and distributions to any other Restricted Company.

     9.10 Disposition of Assets. No Restricted Company may sell, assign, lease,
          ---------------------
transfer, or otherwise dispose of any of its assets except (a) sales and dispositions of oil and gas production in the ordinary course of business for a fair and adequate consideration, (b) sales of assets which are obsolete or are no longer in use and which are not significant to the continuation of that Restricted Company's business, (c) sales and dispositions from any Restricted Company to any other Restricted Company, (d) dispositions of equipment where substantially similar equipment has been or is being acquired, and (e) (i) for the period of time from the Closing Date to and including the Facility Conversion Date, dispositions of other assets (other than Collateral) for an aggregate consideration not to exceed, in any fiscal year, the greater of (x) $1,000,000 or (y) five percent (5.0%) of the lesser of the total Bridge Commitments or the Borrowing Base in effect on the last day of such fiscal year, and (ii) at any time after the Facility Conversion Date, dispositions of any other assets (other than Collateral).

     9.11 Mergers, Consolidations, and Dissolutions. No Restricted Company may
          -----------------------------------------
merge or consolidate with any other Person or dissolve except:

          (a) if no Default or Potential Default exists or will exist as a result of it, any merger or consolidation between Restricted Companies (so long as, if Borrower is involved, it is the survivor); and

          (b) dissolution of any Subsidiary (other than Borrower) of a Restricted Company if substantially all of its assets have been conveyed to any Restricted Company.

     9.12 Assignment.  No Restricted Company may assign or transfer any of its
          ----------
Rights, duties, or obligations under any of the Loan Documents.

     9.13 Fiscal Year and Accounting Methods. No Restricted Company may change
          ----------------------------------
its fiscal year for accounting purposes or any material aspect of its method of accounting except (i) for changes which do not affect, change or alter the calculation of any of the financial or accounting terms (or any component thereof) described in any of the financial covenants provided in Section 10 of this agreement, or (ii) to conform any new Subsidiary's accounting methods to XPLOR's accounting methods.

     9.14 New Businesses.  No Restricted Company may engage in any business
          --------------
except the businesses in which it is presently engaged and any other reasonably related business.

     9.15 Government Regulations. No Restricted Company may conduct its business
          ----------------------
in a way that it becomes regulated under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

     9.16 Strict Compliance.  No Restricted Company may indirectly do anything
          -----------------
that it may not directly do under any covenant in any Loan Document.

     9.17 Alteration of Material Agreements. No Restricted Company will consent
          ---------------------------------
to or permit any material alterations, amendments, modifications, releases, waivers or terminations of any material agreement to which it is a party, including without limitation, any of the documents and agreements executed and delivered in connection with the South Coast Merger.

     9.18 Operating Agreements.  No Restricted Company shall enter into any
          --------------------
operating agreement or material amendment of an existing operating agreement after the date hereof covering any of the Mortgaged Properties, except for those affecting the Material Prospects only and which are entered into in the ordinary course of business and upon terms and provisions customary in the industry.

     9.19 Burdensome Contracts. No Restricted Company shall enter into, become
          --------------------
bound by, or subject the Mortgaged Properties to any contract or agreement which is unduly burdensome in comparison to customary industry standards on any Restricted Company or materially and adversely affects the operation of the Mortgaged Properties.

     9.20 Marketing Contracts. No Restricted Company shall (without the prior
          -------------------
written consent of Determining Lenders, which consent shall not be unreasonably withheld) enter into any contract relating to the marketing of hydrocarbons or gas production from the Mortgaged Properties except upon market terms, or terminate or amend any such existing contracts; provided, however, that Borrower shall provide written notice to Agent within five (5) days after Borrower sells any production of hydrocarbons from the Mortgaged Properties under sales contracts with terms in excess of six (6) months and, in such event, the Lenders shall have the right to immediately redetermine the Borrowing Base in accordance with SECTION 2.6 (such redetermination to be in addition to, and not in substitution of, the rights of the Lenders to redetermine the Borrowing Base as provided in SECTION 2.6).

SECTION 10. FINANCIAL COVENANTS.  For so long as any Lender is committed to
----------- -------------------
lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary, it may not directly or indirectly permit:

     10.1 Current Ratio.  The ratio -- determined as of the last day of each
          -------------
fiscal quarter of XPLOR -- of the Companies' current assets to current liabilities (excluding current maturities of Principal Debt) to ever be less than 1.00 to 1.00.

     10.2 Fixed-Charge Coverage.  The ratio -- determined as of the last day
          ---------------------
of each fiscal quarter (commencing September 30, 1997) of XPLOR for the fiscal quarter then ended -- of the Companies' EBITDAX to Interest Expense to ever be less than 3.00 to 1.00.

     10.3 Tangible-Net Worth.  The Companies' Tangible-Net Worth -- determined
          ------------------
as of the last day of each fiscal quarter of XPLOR -- to ever be less than the sum of (a) $5,500,000, plus (b) 75% of the Companies' cumulative Net Income (without deduction for losses) after July 31, 1997, plus (c) 75% of the net (i.e., gross less usual and customary underwriting, placement, and other related costs and expenses) proceeds of the issuance of any equity securities by XPLOR after the date of this agreement.

SECTION 11. DEFAULT.  The term "DEFAULT" means the occurrence of any one or more
----------- -------
of the following:

     11.1 Payment of Obligation. Borrower's failure or refusal to pay (a)
          ---------------------
principal of any Note or any LC Exposure or any part thereof on or before the date due or (b) any other part of the Obligation on or before one Business Day after the date due.

     11.2 Covenants. Any Company's failure or refusal to punctually and properly
          ---------
perform, observe, and comply with any covenant (other than covenants to pay the Obligation) applicable to it:

          (a) In SECTIONS 8.1(G), 8.2 OR 9; or

          (b) In any other provision of any Loan Document, and that failure or refusal continues for 15 days after the earlier of either any Company knowing of it or any Company is notified of it by Agent or any Lender.

     11.3 Debtor Relief.  Any Restricted Company (a) is not Solvent, (b) fails
          -------------
to pay its Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law -- except as a creditor or claimant -- that could suspend or otherwise adversely affect the Rights of Agent or any Lender granted in the Loan Documents (unless, if the proceeding is involuntary, the applicable petition is dismissed within 60 days after its filing).

     11.4 Judgments and Attachments.  Where the amounts in controversy or of
          -------------------------
any judgments, as the case may be, not covered in full by adequate insurance pursuant to policies acceptable to Agent, exceed -- from and after the Closing Date and individually or collectively for all of the Restricted Companies -- $250,000.00, the Restricted Companies fail (a) to have discharged, within 60 days after its commencement, any attachment, sequestration, or similar proceeding against any assets of any

Restricted Company or (b) to pay any money judgment against any Restricted Company within ten days before the date on which any Restricted Company's assets may be lawfully sold to satisfy that judgment.

     11.5  Government Action.  Where the fair value of the assets involved
           -----------------
exceed -- from and after the Closing Date and individually or collectively for all of the Restricted Companies --$250,000.00, (a) a final non-appealable order is issued by any Tribunal (including, but not limited to, the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or (b) any Tribunal condemns, seizes, or otherwise appropriates, or takes custody or control of all or any substantial portion of any Restricted Company's assets.

     11.6  Misrepresentation.  Any material representation or warranty made by
           -----------------
any Company in any Loan Document at any time proves to have been materially incorrect when made.

     11.7  Ownership of Companies. Except as a result of transactions permitted
           ----------------------
by this agreement, one or more Restricted Companies fail to own, beneficially and of record, with power to vote, 100% of the issued and outstanding shares of capital stock of each other Restricted Company other than XPLOR.

     11.8  Change of Control of Borrower.  The individuals who, as of the date
           -----------------------------
of this agreement, constitute the members of XPLOR board of directors (for purposes of this SECTION 11.8, the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least 75% of:

           (a)  XPLOR's board of directors; or

           (b) The surviving corporation's board of directors in the event of any merger or consolidation (if permitted by SECTION 9.11) involving XPLOR.

For purposes of this SECTION 11.8, any individual who becomes a member of the board of directors under CLAUSES (A) OR (B) above, after the date of this agreement and whose election, or nomination for election, was approved by a vote of the individuals comprising at least 75% of the incumbent board -- other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest, as those terms are used in Rule 14a-11 of Regulation 14A under the Securities and Exchange Act of
1934) -- shall be deemed to be a member of the incumbent board.

     11.9  Other Funded Debt.  In respect of any Funded Debt (other than the
           -----------------
Obligation) (a) any Restricted Company fails to make any payment when due beyond any applicable grace or cure period, or (b) any default or other event or condition occurs or exists beyond the applicable grace or cure period, the effect of which is to cause or to permit any holder of that Funded Debt to cause -- whether or not it elects to cause -- any of that Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or (c) any of that Funded Debt is declared to be due and payable or required to be prepaid by any Restricted Company before its stated maturity.

     11.10 SEC Reporting Requirements. Any Restricted Company fails to comply
           --------------------------
with any applicable reporting requirements of the Securities Exchange Act of 1934, as amended, for which the failure to report would constitute a Material Adverse Event.

     11.11 Validity and Enforceability.   Once executed, this agreement, any
           ---------------------------
Note, any LC Agreement, any Guaranty, the Warrant Agreement or any document or instrument executed in connection therewith, any Collateral Document ceases to be in full force and effect in any material respect or is declared to be null and void or its validity or enforceability is contested in writing by any Restricted Company party to it or any Restricted Company party to it denies in writing that it has any further liability or obligations under it except in accordance with that document's express provisions or as the appropriate parties under SECTION 14.8 below may otherwise agree in writing.

     11.12 LCs.  Agent is served with, or becomes subject to, a court order,
           ---
injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) a drawing has occurred under the LC, and Borrower has refused to reimburse the Issuing Lender for payment, or
(b) the expiration date of the LC has occurred, but the Right of the beneficiary to draw under the LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding, and Borrower has failed to deposit with Agent cash collateral in an amount equal to the Issuing Lender's maximum exposure under the LC.

     11.13 Failure to Pursue XPLOR IPO. The Companies shall fail to continuously
           ---------------------------
and diligently pursue completion of the XPLOR IPO, or any Company admits in writing that it has terminated or suspended (or intends to terminate or suspend) its efforts toward completing the XPLOR IPO, or any underwritten retained by the Companies in connection with the XPLOR IPO shall notify the Companies or Agent that the XPLOR IPO cannot be completed on or prior to May 24, 1998.

SECTION 12. RIGHTS AND REMEDIES.
----------- --------------------

     12.1   Remedies Upon Default.
            ---------------------

            (a) Debtor Relief.  If a Default exists under SECTION 11.3, the
                -------------
     commitment to extend credit under this agreement automatically terminates, the entire unpaid balance of the Obligation automatically becomes due and payable without any action of any kind whatsoever.

            (b) Other Defaults.  If any Default exists, subject to the terms of
                --------------
     SECTION 13.5(B), Agent may (with the consent of, and must, upon the request of, Determining Lenders), do any one or more of the following: (i) If the maturity of the Obligation has not already been accelerated under SECTION 12.1(A), declare the entire unpaid balance of all or any part of the Obligation immediately due and payable, whereupon it is due and payable;
     (ii) terminate the commitments of Lenders to extend credit under this agreement; (iii) reduce any claim to judgment; (iv) demand payment of an amount equal to the LC Exposure then existing and retain as collateral for the LC Exposure any amounts received from any Company, from any property of any Company, through offset, or otherwise; and (v) exercise any and all other legal or equitable Rights afforded by the Loan Documents, by applicable Laws, or in equity.

            (c) Offset.  If a Default exists, to the extent permitted by
                ------
     applicable Law, each Lender may exercise the Rights of offset and banker's lien against each and every account and other property, or any interest therein, which any Restricted Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed to that Lender.

            (d) Production Proceeds. Notify any and all purchasers of production
                -------------------
     and take all other actions specified in SECTION 5.3 of this agreement.

     12.2   Company Waivers.  To the extent permitted by Law, Borrower and
            ---------------
(pursuant to its Guaranty) each other Restricted Company waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to all or any part of the Obligation is not affected by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, or by any release or change in any security for the payment of all or any part of the Obligation.

      12.3  Performance by Agent.  If any Company's covenant, duty, or agreement
            --------------------
is not performed in accordance with the terms of the Loan Documents, Agent may, while a Default exists, at its option (but subject to the approval of Determining Lenders), perform or attempt to perform that covenant, duty, or agreement on behalf of that Company (and any amount expended by Agent in its performance or attempted performance is payable by the Companies, jointly and severally, to Agent on demand, becomes part of the Obligation, and bears interest at the Default Rate from the date of Agent's expenditure until paid). However, Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any Company's covenants, duties, or agreements.

      12.4  Not in Control.  Nothing in any Loan Document gives or may be deemed
            --------------
to give to Agent or any Lender the Right to exercise control over any Company's Real Property (including, without limitation, the Leases and the Mineral Interests), other assets, affairs, or management or to preclude or interfere with any Company's compliance with any Law or require any act or omission by any Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality or substantiality qualifier of any representation, warranty, covenant, agreement, or other provision of any Loan Document is included for credit documentation purposes only and does not imply or be deemed to mean that Agent or any Lender acquiesces in any non-compliance by any Company with any Law, document, or otherwise or does not expect the Companies to promptly, diligently, and continuously carry out all appropriate removal, remediation, compliance, closure, or other activities required or appropriate in accordance with all Environmental Laws. Agent's and Lenders' power is limited to the Rights provided in the Loan Documents. All of those Rights exist solely -- and may be exercised in manner calculated by Agent or Lenders in their respective good faith business judgment --to preserve and protect the Collateral and to assure payment and performance of the Obligation.

      12.5  Course of Dealing.  The acceptance by Agent or Lenders of any
            -----------------
partial payment on the Obligation is not a waiver of any Default then existing. No waiver by Agent, Determining Lenders, or Lenders of any Default is a waiver of any other then-existing or subsequent Default. No delay or omission by Agent, Determining Lenders, or Lenders in exercising any Right under the Loan Documents impairs that Right or is a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

      12.6  Cumulative Rights.  All Rights available to Agent, Determining
            -----------------
Lenders, and Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to Agent, Determining Lenders, and Lenders at law or in equity, whether or not the Obligation are due and payable and whether or not Agent, Determining Lenders, or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

      12.7  Application of Proceeds.  Any and all proceeds ever received by
            -----------------------
Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to SECTION 3.

      12.8  Certain Proceedings.  Borrower shall promptly execute and deliver,
            -------------------
or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Agent or Determining Lenders reasonably request in connection with the obtaining of any consent, approval, registration (other than securities Law registrations except as may otherwise be expressly provided in the Warrant Agreement), qualification, permit, license, or authorization of any Tribunal or other Person necessary or appropriate for the effective exercise of any

Rights under the Loan Documents. Because Borrower agrees that Agent's and Determining Lenders' remedies at Law for failure of Borrower to comply with the provisions of this section would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this section may be specifically enforced.

      12.9  Expenditures by Lenders.  Any sums spent by Agent or any Lender in
            -----------------------
the exercise of any Right under any Loan Document is payable by the Companies to Agent within five Business Days after demand, becomes part of the Obligation, and bears interest at the Default Rate from the date spent until the date repaid.

      12.10 Diminution in Value of Collateral.  Neither Agent nor any Lender
            ---------------------------------
has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or in the future securing payment or performance of any of the Obligation (other than diminution in or loss of value caused by its own gross negligence or willful misconduct).

SECTION 13. AGENT AND LENDERS.
----------- -----------------

      13.1  Agent.
            -----

            (a) Appointment.  Each Lender appoints Agent (and Agent accepts
                -----------
     appointment) as its nominee and agent, in its name and on its behalf: (i) To act as its nominee and on its behalf in and under all Loan Documents;
     (ii) to arrange the means whereby its funds are to be made available to Borrower under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to it under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any collateral for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Loan Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable Law.

            (b) Successor. Agent may voluntarily resign and shall resign upon
                ---------
     the request of Determining Lenders for cause (i.e., Agent is continuing to fail to perform its responsibilities as Agent under the Loan Documents). If the initial or any successor Agent ever ceases to be a party to this agreement or if the initial or any successor Agent ever resigns (whether voluntarily or at the request of Determining Lenders), then Determining Lenders shall (which, if no Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld) appoint the successor Agent from among Lenders (other than the resigning Agent). If Determining Lenders fail to appoint a successor Agent within 30 days after the resigning Agent has given notice of resignation or Determining Lenders have removed the resigning Agent, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which must be a commercial bank having a combined capital and surplus of at least $1,000,000,000 (as shown on its most recently published statement of condition). Upon its acceptance of appointment as successor Agent, the successor Agent succeeds to and becomes vested with all of the Rights of the prior Agent, and the prior Agent is discharged from its duties and obligations of Agent under the Loan Documents (but, when used in connection with LCs issued and outstanding before the appointment of the successor Agent, "Agent" shall continue to refer solely to the prior Agent -- but, any LCs issued or renewed after the appointment of any successor Agent shall be issued or renewed by the successor Agent), and each Lender shall execute the documents that any Lender, the resigning or removed Agent, or the successor Agent reasonably request to reflect the change. After any Agent's resignation or removal as Agent under the Loan Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was Agent under the Loan Documents.

          (c) Rights as Lender.  Agent, in its capacity as a Lender, has the
              ----------------
     same Rights under the Loan Documents as any other Lender and may exercise those Rights as if it were not acting as Agent. The term "Lender", unless the context otherwise indicates, includes Agent. Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Agent is not a fiduciary for Lenders or for Borrower but is simply acting in the capacity described in this agreement to alleviate administrative burdens for Borrower and Lenders, that Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth in the Loan Documents, and that Agent in its capacity as a Lender has the same Rights as any other Lender.

          (d) Other Activities.  Agent or any Lender may now or in the future be
              ----------------
     engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Documents. Without limiting the Rights of Lenders specifically set forth in the Loan Documents, neither Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of Borrower that are not contemplated by or included in the Loan Documents, any present or future offset exercised by Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in Agent's or any other Lender's possession or control that may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by Agent or any Lender to reduce the Obligation, then each Lender is entitled to share ratably in the application as provided in the Loan Documents).

     13.2  Expenses.  Each Lender shall pay its Pro Rata Part of any reasonable
           --------
expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Agent (while acting in such capacity) in connection with any of the Loan Documents if Agent is not reimbursed from other sources within 30 days after incurrence. Each Lender is entitled to receive its Pro Rata Part of any reimbursement that it makes to Agent if Agent is subsequently reimbursed from other sources.

     13.3  Proportionate Absorption of Losses.  Except as otherwise provided in
           ----------------------------------
the Loan Documents, nothing in the Loan Documents gives any Lender any advantage over any other Lender insofar as the Obligation is concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obligor on the Obligation having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligation).

     13.4 Delegation of Duties; Reliance.  Lenders may perform any of their
          ------------------------------
duties or exercise any of their Rights under the Loan Documents by or through Agent, and Lenders and Agent may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives. Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Agent or that Lender (but nothing in this CLAUSE
(A) permits Agent to rely on (i) oral statements if a writing is required by this agreement or (ii) any other writing if a specific writing is required by this agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligation for all purposes until, written notice of the assignment or transfer is given to and received by Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the Obligation until that notice is given and received), (c) are not deemed to have notice of the occurrence of a Default unless a responsible officer of Agent, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

     13.5 Limitation of Agent's Liability.
          -------------------------------

          (a)  Exculpation.  Neither Agent nor any of its Representatives will
               -----------
     be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and neither Agent nor any of its representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (but nothing in this agreement negates the obligation of Agent to account for funds received by it for the account of any Lender).

          (b)  Indemnity.  Unless indemnified to its satisfaction against loss,
               ---------
     cost, liability, and expense, Agent may not be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If Agent requests instructions from Lenders, or Determining Lenders, as the case may be, with respect to any act or action in connection with any Loan Document, Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Agent as a result of Agent's acting or refraining from acting under this agreement in accordance with instructions of Determining Lenders.

          (c)  Reliance.  Agent is not responsible to any Lender or any
               --------
     Participant for, and each Lender represents and warrants that it has not relied upon Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document (except by Agent), (iii) any representation, warranty, document, certificate, report, or statement made therein (except by Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PERCENTAGE OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, AGENT AND ITS REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

     13.6 Default.  While a Default exists, Lenders agree to promptly confer
          -------
in order that Determining Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from Determining Lenders. In actions with respect to any Company's property, Agent is acting for the ratable benefit of each Lender.

     13.7 Collateral Matters.
          ------------------

          (a) Each Lender authorizes and directs Agent to enter into the Loan Documents for the Lender Liens and agrees that any action taken by Agent concerning any Collateral (with the consent or at the request of Determining Lenders) in accordance with any Loan Document, that Agent's exercise (with the consent or at the request of Determining Lenders) of powers concerning the Collateral in any Loan Document, and that all other reasonably incidental powers are authorized and binding upon all Lenders.

          (b) Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before a Default or Potential Default, to take any action with respect to any Collateral or Loan Documents related to Collateral that may be necessary to perfect and maintain perfected the Lender Liens upon the Collateral.

          (c) Except to use the same standard of care that it ordinarily uses for collateral for its sole benefit, Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Lender Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

          (d) Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Loan Documents as it normally and customarily exercises in respect of similar collateral and security documents.

          (e) Lenders irrevocably authorize Agent, at its option and in its discretion, to release any Lender Lien upon any Collateral (i) upon full payment of the Obligation, (ii) constituting property being disposed of as permitted under any Loan Document, (iii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time after that, (iv) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under the Loan

     Documents or is about to expire and that has not been, and is not intended by that Company to be, renewed, (v) consisting of an instrument evidencing Debt pledged to Agent (for the benefit of Lenders), if the underlying Debt has been paid in full, or (vi) if approved, authorized, or ratified in writing by Lenders. Upon request by Agent at any time, Lenders shall confirm in writing Agent's authority to release particular types or items of Collateral under this CLAUSE (E).

     13.8      Limitation of Liability.  No Lender or any Participant will incur
               -----------------------
any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

     13.9      Relationship of Lenders.  The Loan Documents do not create a
               -----------------------
partnership or joint venture among Agent and Lenders or among Lenders.

     13.10     Benefits of Agreement.  None of the provisions of this section
               ---------------------
inure to the benefit of any Company or any other Person except Agent and Lenders. Therefore, no Company or any other Person is responsible or liable for, entitled to rely upon, or entitled to raise as a defense -- in any manner whatsoever -- the failure of Agent or any Lender to comply with these provisions.

SECTION 14.    MISCELLANEOUS.
-----------    --------------

      14.1     Nonbusiness Days. Any payment or action that is due under any
               ----------------
Loan Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a LIBOR-Rate Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

      14.2     Communications.  Unless otherwise specifically provided, whenever
               --------------
any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, communication must be in writing (which may be by telex or fax) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the appropriate telex number and the appropriate answer back is received, (b) if by fax, when transmitted to the appropriate fax number (and all communications sent by fax must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the fax shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered. Until changed by notice pursuant to this agreement, the address (and fax number) for Borrower and Agent is stated beside their respective signatures to this agreement and for each Lender is stated beside its name on SCHEDULE 2.

      14.3     Form and Number of Documents.  The form, substance, and number of
               ----------------------------
counterparts of each writing to be furnished under this agreement must be satisfactory to Agent and its counsel.

      14.4     Exceptions to Covenants.  No Company may take or fail to take any
               -----------------------
action that is permitted as an exception to any of the covenants contained in any Loan Document if that action or omission would result in the breach of any other covenant contained in any Loan Document.

      14.5     Survival. All covenants, agreements, undertakings,
               --------
representations, and warranties made in any of the Loan Documents survive all closings under the Loan Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

      14.6  Governing Law.  Unless otherwise stated in any Loan Document, the
            -------------
laws of the State of New York and of the United States of America govern the Rights and duties of the parties to the Loan Documents and the validity, construction, enforcement, and interpretation of the Loan Documents.

      14.7  Invalid Provisions.  Any provision in any Loan Document held to be
            ------------------
illegal, invalid, or unenforceable is fully severable; the appropriate Loan Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Agent, Lenders, and each Company party to the affected Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

      14.8  Amendments, Consents, Conflicts, and Waivers.
            --------------------------------------------

            (a) Determining Lenders.  Unless otherwise specifically provided (i)
                -------------------
     the provisions of this agreement may be amended, modified, or waived, only by an instrument in writing executed by Borrower, Agent, and Determining Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this agreement, and (ii) the other Loan Documents may only be the subject of an amendment, modification, or waiver that has been approved by Determining Lenders and Borrower.

            (b) All Lenders.  Any amendment to or consent or waiver under this
                -----------
     agreement or any Loan Document that purports to accomplish any of the following must be by an instrument in writing executed by Borrower and Agent and executed (or approved, as the case may be) by each Lender: (i) Extends the due date or decreases the amount of any scheduled payment or amortization of the Obligation beyond the date specified in the Loan Documents; (ii) decreases any rate or amount of interest, fees, or other sums payable to Agent or Lenders under this agreement (except such reductions as are contemplated by this agreement); (iii) changes the definition of "COMMITMENT," "COMMITMENT PERCENTAGE," "DETERMINING LENDERS," and "PRO RATA PART" or the definition of "BORROWING BASE" (iv) increases any one or more Lender's Commitment; (v) waives compliance with, amends, or fully or partially releases -- except as expressly provided by the Loan Documents or when a Company merges into another Person or dissolves when specifically permitted in the Loan Documents -- any Guaranty or Collateral;
     (vi) change the requirement that any redetermination of the Borrowing Base be approved and consented to by all of the Lenders; or (vii) changes this CLAUSE (B) or any other matter specifically requiring the consent of all Lenders under this agreement.

            (c) Agency Fees; Warrant Agreement.  Any amendment or consent or
                ------------------------------
     waiver with respect to (i) fees payable solely to Agent under a separate letter agreement must be in writing and executed only by Agent and Borrower, and (ii) the Warrant Agreement must be in writing and executed only by Agent and XPLOR.

            (d) Conflicts.  Any conflict or ambiguity between the terms and
                ---------
     provisions of this agreement and terms and provisions in any other Loan Document is controlled by the terms and provisions of this agreement.

            (e) Waivers.  No course of dealing or any failure or delay by Agent,
                -------
     any Lender, or any of their respective Representatives with respect to exercising any Right of Agent or any Lender under this agreement operates as a waiver thereof. A waiver must be in writing and signed by Agent and Lenders (or Determining Lenders, if permitted under this agreement) to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

      14.9     Multiple Counterparts.  Any Loan Document may be executed in a
               ---------------------
number of identical counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

      14.10    Parties.
               -------

               (a)  Parties Bound. Each Loan Document binds and inures to the
                    -------------
     parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any Rights or obligations under any Loan Document without first obtaining all Lenders' consent, and any purported assignment or transfer without Lenders' consent is void. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation except as permitted by CLAUSES (B) or (C) below.

               (b)  Participations. Any Lender may (subject to the provisions of
                    --------------
     this section, in accordance with applicable Law, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation. The selling Lender remains a "Lender" under the Loan Documents, the Participant does not become a "Lender" under the Loan Documents, and the selling Lender's obligations under the Loan Documents remain unchanged. The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the Principal Debt for all purposes under the Loan Documents. Borrower and Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Loan Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no Rights under the Loan Documents except as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation outstanding from time to time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification, or waiver of any Loan Document except as to matters in SECTION 14.8(B)(I) and (II).

               (c)  Assignments. Each Lender may make assignments to the Federal
                    -----------
     Reserve Bank. Each Lender may also assign to one or more assignees (each an "ASSIGNEE") all or any part of its Rights and obligations under the Loan Documents so long as (i) the assignor Lender and Assignee execute and deliver to Agent and Borrower for their consent and acceptance (that may not be unreasonably withheld in any instance and is not required if the Assignee is an Affiliate of the assigning Lender) an assignment and assumption agreement in substantially the form of EXHIBIT F (an "ASSIGNMENT") and pay to Agent a processing fee of $2,500, (ii) the assignment is for an identical percentage of the assignor Lender's Rights and obligations under the Bridge Facility and the Revolving Facility, (iii) the assignment must be for a minimum total Commitment of $5,000,000 and the assigning Lender must retain a minimum total Commitment of $5,000,000, and
     (iv) the conditions for that assignment set forth in the applicable Assignment are satisfied. The Effective Date in each Assignment must (unless a shorter period is agreeable to Borrower and Agent) be at least five Business Days after it is executed and delivered by the assignor Lender and the Assignee to Agent and Borrower for acceptance. Once that Assignment is accepted by Agent and Borrower, and subject to all of the following occurring, then, on and after the Effective Date stated in it (i) the Assignee automatically becomes a party to this agreement and, to the extent provided in that Assignment, has the Rights and obligations of a Lender under the Loan Documents, (ii) the assignor Lender, to the extent provided in that Assignment, is released from its obligations to fund Borrowings under this agreement and its reimbursement obligations under this agreement and, in the case of an Assignment covering all of the remaining portion of the assignor Lender's Rights and obligations under the Loan Documents, that Lender ceases to be a party to the Loan Documents,
     (iii) Borrower shall execute and deliver to the assignor Lender and the Assignee the appropriate Notes in accordance with this agreement following the transfer, (iv) upon delivery of the Notes under CLAUSE (III) preceding, the assignor Lender shall return to Borrower all Notes previously delivered to that Lender under this agreement, and (v) SCHEDULE 2 is automatically deemed to be amended to reflect the name, address, telecopy number, and Commitment of the Assignee and the remaining Commitment (if any) of the assignor Lender, and Agent shall prepare and circulate to Borrower and Lenders an amended SCHEDULE 2 reflecting those changes.

     14.11     Venue, Service of Process, and Jury Trial. BORROWER AND (PURSUANT
               -----------------------------------------
TO ITS GUARANTY) EACH RESTRICTED COMPANY, IN EACH CASE FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN NEW YORK, (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOT OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY LOAN DOCUMENT AND THE OBLIGATION BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, OR IN THE UNITED STATES COURTS LOCATED IN THE BOROUGH OF MANHATTAN, (C) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY-RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (E) AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (F) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUR OF ANY LOAN DOCUMENT. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. BORROWER AND (PURSUANT TO ITS GUARANTY) EACH OTHER RESTRICTED COMPANY ACKNOWLEDGES THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT AGENT AND EACH LENDER HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. BORROWER AND (PURSUANT TO ITS GUARANTY) EACH OTHER RESTRICTED COMPANY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY AGREES TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any Litigation, this agreement may be filed as a written consent to a trial by the court.

     14.12     ENTIRETY.  THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT
               --------
BETWEEN BORROWER, LENDERS, AND AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.

                                 SIGNATURE PAGES FOLLOW.

     EXECUTED as of the date first stated above.

Address for notices:
-------------------

10200 Grogans Mill Road, Suite 500             ARAXAS SPV-I, INC.
The Woodlands, Texas 77380                       as Borrower
Attention:  Mr. Stephen M. Clark
            Chief Financial Officer
                                               By: /s/ W E Rowsey
                                                   ---------------------------
Fax:    281-364-3707                           Name: W E ROWSEY
                                                    --------------------------
                                               Title: PRESIDENT
                                                     -------------------------

                                               CREDIT LYONNAIS NEW YORK BRANCH,
1000 Louisiana St., Suite 5360                    As Agent and a Lender
Houston, Texas 77002
Attention:  Mr. John M. Falbo
            Vice President and Group Manager   By: /s/ Pascal Poupelle
                                                  ----------------------------
Fax:        713-751-0307                       Name: PASCAL POUPELLE
                                                    --------------------------
                                               Title: EXECUTIVE VICE PRESIDENT
                                                     -------------------------

                                   SCHEDULE 2
                                   ----------

                            LENDERS AND COMMITMENTS
                            -----------------------


================================================================================
LENDER                                 BRIDGE        REVOLVING      COMMITMENT
                                     COMMITMENT      COMMITMENT     PERCENTAGE
-------------------------------------------------------------------------------
Credit Lyonnais New York Branch      $35,000,000      $20,000,000     100.00%
Address for Notices:
1301 Avenue of the Americas
New York, New York 10019
with a copy to:
1000 Louisiana Street, Suite 5360
Houston, Texas 77002
Attn: Mr. John Falbo
Vice President and Group Manager
-------------------------------------------------------------------------------
TOTAL COMMITMENTS                    $35,000,000      $20,000,000     100.%
===============================================================================

                                                                      SCHEDULE 2
                                                                      ----------

                                 SCHEDULE 7.1
                                 ------------

                      USE OF PROCEEDS OF BRIDGE FACILITY
                      ----------------------------------


Borrower will use proceeds of Bridge Facility for:


     1. Repayment of existing indebtedness (including interest) to Stratum Energy Partners, L.P. in the approximate amount of $26,000,000.

     2. Arrangement/Structuring Fees of $667,000 and Funding Fees for the Obligation (approximately $200,000) as set out in the fee letter agreement described in Section 4.2(a).

     3.   Legal and other expenses incurred in connection with the Bridge
          Facility.

     4. Costs incurred in connection with the XPLOR IPO to the extent that such costs must be paid prior to the closing of the XPLOR IPO, such amount currently projected as less than $500,000.

     5.   Interest Expense on Debt.

     6. LC's to secure any Swap Agreement in place on the Closing Date or entered into after the Closing Date, the aggregate face amount of all such LC's shall not be greater than $2,000,000 if all existing Swap Agreements on the Closing Date remain in place after the Closing Date.

     7. Costs of unwinding any commodity swaps currently in place at or following the Closing Date, such amount estimated to be approximately $2,500,000.

     8.   Acquisition, exploration and development of Mineral Interests.

     9.   Working capital.

     10.  Other general corporate purposes.

                                                                    SCHEDULE 7.1
                                                                    ------------

                                 SCHEDULE 9.2
                                 ------------

                                PERMITTED DEBT
                                --------------


1. The following existing Debt of the Restricted Companies, other than the Refinanced Debt, together with all renewals and extensions but not principal increases of the following:

     (a) Note dated August 6, 1996, executed by Araxas Energy Corporation payable to Gulfland Resources, Inc. in the principal amount of $620,000.00, due in three (3) annual installments beginning July 30, 1997. (Araxas has trade receivables due form Gulfland which can possibly be offset against this note.)

     (b) Note dated November 8, 1994, executed by New West Resources, Inc. (assumed by Araxas Energy Corporation) payable to Blue Ridge Oil & Gas Exploration, Inc., et al, in the principal amount of $427,500.00 due on February 1, 1998.

     (c) Debt (other than the Refinanced Debt) as disclosed in the Current Financials.

2.   The Obligation.

3.   Debt owed to other Restricted Companies.

4. Swap Agreements so long as the total for all the Restricted Companies thereunder never exceeds, (i) with respect to any interest rate swaps, an aggregate notional amount of $3,000,000.00, and (ii) with respect to any oil and/or gas commodity swaps, fifty percent (50%) of the aggregate monthly production of oil and gas from the Mineral Interests.

5. Trade payables, accrued taxes and other liabilities that do not constitute Funded Debt.

6. Endorsements of negotiable instruments in the ordinary course of business, and guarantees by any Restricted Company of any other Restricted Company's Permitted Debt.

7. In addition to the above, purchase-money Debt and capital-lease obligations incurred by any Restricted Company to acquire assets (other than Collateral) that never exceed $2,000,000.00 total outstanding for all of the Restricted Companies; provided that no such Debt shall exceed 75% of the fair market value of the assets being so acquired or leased at the time such Debt is incurred.

8.   The Subordinated Debt.

                                                                 SCHEDULE 9.2
                                                                 ------------

                                 SCHEDULE 9.4
                                 ------------

                                PERMITTED LIENS
                                ---------------

1. The following existing Liens on assets of the Restricted Companies, together with all renewals and extensions but not principal increases of the following:

          Liens in favor of Ron A. Krenzke, as agent for himself, Craig S. Davis and Phillip V. Duggan on the capital stock of Interactive Exploration Solutions, Inc., which Liens are junior and subordinate in all respects to the Lender Liens on such capital stock pursuant to, among other things, the Subordination Agreements.

2.   Lender Liens.

3. Any interest or title of a lessor in assets being leased under an operating lease that does not constitute Debt.

4. Pledges or deposits -- that may not cover any Collateral except cash proceeds of Collateral arising in the ordinary course of business -- made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs.

5. Good-faith pledges or deposits -- that may not cover any Collateral except cash proceeds of Collateral arising in the ordinary course of business --
     (a) for 10% or less (or more if for the purchase of equipment) of the amounts due under --and made to secure -- any Restricted Company's performance of bids, tenders, contracts (except for the repayment of borrowed money), or leases, or (b) made to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds benefitting any Restricted Company in the ordinary course of its business.

6. Zoning, easements, rights of way and similar restrictions on the use of real property that do not materially impair the use of the real property and that are not violated by existing or proposed structures or land use.

7. If no Lien has been filed in any jurisdiction or agreed to (a) claims and Liens for Taxes not yet due and payable, (b) mechanic's Liens and materialman's Liens for services or materials for which payment is not yet due and payable, and (c) landlord's Liens for rental not yet due and payable.

8. The following -- if the validity or amount is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP has been made, levy and execution continue to be stayed, they do not individually or collectively detract materially from the value of the property of the Person in question or materially impair the use of that property in the operation of its business, and (other than ad valorem Tax Liens given statutory priority) they are subordinate to the Lender Liens to the extent that they cover any Collateral: (a) Claims and Liens for Taxes due and payable; (b) claims and Liens upon, and minor defects of title to, real or personal property, including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits, which are customarily accepted in the oil and gas financing industry; (c) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; and (d) adverse judgments or orders on appeal for the payment of money.

9. Liens arising under Swap Agreements if the related Debt thereunder is Permitted Debt.

10.  Liens that secure any of the Permitted Debt described as ITEM 7 on SCHEDULE
     9.2 so long as those Liens never cover any assets except the assets acquired with that Permitted Debt and do not cover any other Collateral.

11. Liens of operators and non-operators under joint operating agreements arising in the ordinary course of the business of the Restricted Companies to secure amounts owing, which amounts are not yet due or are being contested in good faith.

12. Liens under production sales agreements, division orders, operating agreements and other agreements customary in the oil and gas business for processing, producing and selling hydrocarbons.

13. Liens of record under terms and provisions of the leases, unit agreements, assignments and other transfer of title documents in the chain of title under which the Restricted Companies acquired the relevant property.

                                                                 SCHEDULE 9.4
                                                                 ------------

                                 SCHEDULE 9.8
                                 ------------

                  PERMITTED LOANS, ADVANCES, AND INVESTMENTS
                  ------------------------------------------

1. The following (i.e., "GOVERNMENT SECURITIES") if due within one year after issuance: (a) Readily marketable direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America; and (b) readily marketable obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

2. Readily marketable direct obligations of any state of United States of America given on the date of such investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Corporation, in each case due within one year from the making of the investment.

3. Certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any (a) Lender or (b) bank incorporated under the Laws of the United States of America or any of its states and given on the date of the investment a short-term certificate of deposit credit rating of at least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within one year after the date of the making of the investment.

4. Certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any branch or office located in the United States of America of a bank incorporated under the Laws of any jurisdiction outside the United States of America having on the date of the investment a short-term certificate of deposit credit rating of a least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within on year after the date of the making of the investment.

5. Repurchase agreements covering Government Securities executed by a broker or dealer registered under Section 15(b) of the Securities Exchange Act of 1934 having on the date of the investment capital of at least $100,000,000, due within 30 days after the date of the making of the investment, so long as the maker of the investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a "primary dealer" in the Government Securities as soon as practicable after the making of the investment.

6. Readily marketable commercial paper of corporations doing business in and incorporated under the Laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in ITEMS 3 and 4 above given on the date of the investment a credit rating of at least P-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation, in each case due within 90 days after the date of the making of the investment.

7. "Money market preferred stock" issued by a corporation incorporated under the Laws of the United States of America or any of its states given on the date of the investment a credit rating of at least Aa by Moody's Investors Services, Inc., and AA by Standard & Poor's Corporation, in each case having an investment period not exceeding 50 days, so long as (a) the amount of all the investments issued by the same issuer does not exceed $10,000,000 and (b) the aggregate amount of all the investments does not exceed $50,000,000.

8. A readily redeemable "money market mutual fund" sponsored by a bank described in ITEMS 3 or 4 above, or a registered broker or dealer described in ITEM 5 above, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in ITEMS 1 through 7 above and having on the date of those investment total assets of at least $1,000,000,000.

9. Loans or advances to any Restricted Companies' directors, officers, and employees that never exceed a total of $250,000.00 outstanding for all of the Restricted Companies.

10.  Loans or advances to or investments in Restricted Companies.

11. Other investments that never exceed a total of $250,000.00 outstanding at any time.

                                                                 SCHEDULE 9.8
                                                                 ------------

                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE
                                ---------------

$___________________________________              _____________________________

     FOR VALUE RECEIVED, Araxas SPV-I, Inc., an Oklahoma corporation ("MAKER") promises to pay to the order of_______________________________, a_______________
_______________________("PAYEE"), that portion of the principal amount of $____________________ that may from time to time be disbursed and outstanding under this note, together with interest.

     This note is a "NOTE" under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of September 24 , 1997, between Maker as Borrower, Payee, certain other "Lenders," and Credit Lyonnais New York Branch, as "Agent" for Lenders. All of the terms defined in the Credit Agreement have the same meanings when used--unless otherwise defined--in this Note.

     This Note incorporates by reference the principal and interest payment terms in the Credit Agreement for this Note, including, without limitation, the final maturity date for this Note. Principal and interest are payable to the holder of this Note through Agent at its offices at 1301 Avenue of the Americas, New York, New York 10019, or at any other address of which Agent may notify Maker in writing.

     This Note also incorporates by reference all other provisions in the Credit Agreement applicable to this Note--such as provisions for disbursement of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of rights, payment of attorney's fees, court costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of New York and United States federal law, usury savings, and other matters applicable to Loan Documents under the Credit Agreement.


                                   ARAXAS SPV-I, INC., as Maker


                                   By:_____________________________________
                                   Name:___________________________________
                                   Title:__________________________________

                                   EXHIBIT C
                                   ---------

                           FORM OF PRODUCTION REPORT
                           -------------------------

XPLOR ENERGY, INC.:
-----------------
Monthly Operations Report for the Month of __________, _______
A.
               ========================================================
               Production Sales Volumes
               ========================================================
               Oil (Bbls)
               --------------------------------------------------------
               Gas (MMcf)
               --------------------------------------------------------
               Water (Bbls)
               --------------------------------------------------------
               Sales
                    Oil ($000)
                    Gas ($000)
                    Total ($(000)
               --------------------------------------------------------
               Average Realized Product Prices
               --------------------------------------------------------
               Oil ($/Bbl)
               --------------------------------------------------------
               Gas ($/Mcf)
               --------------------------------------------------------
               Recurring Lease Operating Expenses (listed) ($000)
               --------------------------------------------------------
               Non-Recurring Lease Operating Expenses (listed) ($000)
               --------------------------------------------------------
               Capital Expenditures ($000)
               --------------------------------------------------------
               Net Revenues ($000)
               ========================================================

B.   MANAGEMENT'S DISCUSSION OF MONTH'S OPERATIONS
     __________________________________________________________________________
     __________________________________________________________________________
     __________________________________________________________________________

C. ATTACHED HERETO AS ANNEX I ARE COPIES OF RELEVANT AFE'S AND OTHER INFORMATION WHICH DESCRIBE ALL PROPOSED OPERATIONS WHICH THE RESTRICTED COMPANIES HAVE CONSENTED TO OR AGREED TO PARTICIPATE UNDER ANY PRESENTLY EXISTING OPERATING AGREEMENT AFFECTING ANY MORTGAGED PROPERTY DURING THE MONTH OF____________,_____.


          Prepared By:                            _____________________________
                                                  Signature

                                                  Name:________________________

                                                  Title:_______________________

                                                  Date:________________________

                                  EXHIBIT D-1
                                  -----------

                               BORROWING REQUEST
                               -----------------

AGENT:    Credit Lyonnais New York Branch            DATE:  _____________, 19___

BORROWER:      Araxas SPV-I, Inc.

================================================================================

     This notice is delivered under SECTION 2.2(A) of the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of September 24 , 1997, between Borrower, Agent, and certain lenders. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this request.

     Borrower requests a Borrowing under the Credit Agreement as follows:

     Borrowing Facility                   [Bridge Facility] [Revolving Facility]
     Borrowing Date/1/                    _____________________________, 199__
                    -
     Amount of Borrowing/2/              $____________________________________
                         -
     Type of Borrowing/1/                 ____________________________________
                       -
     For LIBOR-Rate Borrowing, the
     Interest Period/4/                   ______________________________months
                     -

     Borrower certifies that on the above Borrowing Date -- after giving effect to the requested Borrowing -- (a) all of the representations and warranties in the Loan Documents will be true and correct in all material respects and (b) no Material Adverse Event, Default, or Potential Default will exist.


                              ARAXAS SPV-I, INC., as Borrower


                              By________________________________________________
                              (Name)____________________________________________
                              (Title)/5/ _______________________________________
                                      -


_____________________________

     /1/ Business Day of request for Base-Rate Borrowing or at least third Business Day after request for LIBOR-Rate Borrowing.
     /2/ Not less than $500,000 or a $100,000 greater multiple if a Base-Rate Borrowing, and not less than $1,000,000 or a $500,000 greater multiple if a LIBOR-Rate Borrowing.
     /3/  LIBOR-Rate Borrowing or Base-Rate Borrowing.
     /4/  1, 2, 3, or 6 months.
     /5/  Must be a Responsible Officer

                                  EXHIBIT D-2
                                  -----------

                              NOTICE OF CONVERSION
                              --------------------

AGENT:      Credit Lyonnais New York Branch          DATE:  ____________________

BORROWER:      Araxas SPV-I, Inc.

================================================================================

     This notice is delivered under SECTION 3.10 of the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of September 24, 1997, between Borrower, Agent, and certain lenders. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this notice.

     Borrower presently has a ______________/1/ Borrowing (the "EXISTING
                                             -
BORROWING") under the [Bridge] [Revolving] Facility in the amount of $_________ which, if a Libor-Rate Borrowing, has an Interest Period of ____________/2/
                                                                         -
ending on ______________. On _______________ (the "CONVERSION DATE"), Borrower shall partially pay, continue in full or part as the same Type of Borrowing, or convert in full or part to another Type of Borrowing and -- if applicable -- with the Interest Period(d) designated below [check applicable boxes]:

   [_]    Amount to be paid, if any, $______________

   [_] Balance to be in the following Types of Borrowings with -- if applicable --the following Interest Period(s):


             =========================================================
                  TYPE/1/         AMOUNT/3/         INTEREST PERIOD/2/
             =========================================================
                               $
             ---------------------------------------------------------
                               $
             ---------------------------------------------------------
                               $
             ---------------------------------------------------------
                               $
             =========================================================

     Borrower certifies that on the Conversion Date -- and after giving effect to the above action(s) -- (a) all of the representations and warranties in the Loan Documents will be true and correct in all material respects and (b) no Material Adverse Event, Default, or Potential Default will exist.

                                   ARAXAS SPV-I, INC.

                                   By___________________________________
                                   Name_________________________________
                                   Title/4/_____________________________


_________________________

     /1/  Base-Rate or LIBOR-Rate
     /2/  1, 2, 3, or 6 months
     /3/ Must be $500,000 or $100,000 greater multiple for a Base-Rate Borrowing and $1,000,000 or $500,000 greater multiple for a LIBOR-Rate Borrowing
     /4/  Must be a Responsible Officer

                                  EXHIBIT D-3
                                  -----------

                                   LC REQUEST
                                   ----------

AGENT:    Credit Lyonnais New York Branch       DATE:  ______________,19___

ISSUING LENDER:

BORROWER:      Araxas SPV-I, Inc.

================================================================================

     This notice is delivered under SECTION 2.3(A) of the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of September 24, 1997, between Borrower, Agent, Issuing Lender, and certain other lenders. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this request.

     Borrower requests Issuing Lender to issue a LC under the Credit Agreement as follows:

     Issue Date                  ____________________________, 19____
     Beneficiary                 ___________________________________
     Expiry Date                 ___________________________________/5/
                                                                     -
     Face Amount                 $__________________________________

     Borrower certifies that on the above Issue Date -- after giving effect to the requested LC -- (a) all of the representations and warranties in the Loan Documents will be true and correct in all material respects and (b) no Material Adverse Event, Default, or Potential Default will exist.

                                     ARAXAS SPV-I, INC., as Borrower

                                     By_________________________________________
                                     (Name)_____________________________________
                                     (Title)/6/ ________________________________
                                             -

_____________________________

     /5/ Must be on or before (i) three Business Days before the Bridge Termination Date if issued under the Bridge Facility, or (ii) the earlier of either one year after the Issue Date or three Business Days before the Revolving Termination Date if issued under the Revolving Facility.
     /6/  Must be a Responsible Officer.

                                  EXHIBIT D-4
                                  -----------

                             COMPLIANCE CERTIFICATE
                             ----------------------

 FOR THE FISCAL QUARTER/YEAR ENDED ____________________ (the "SUBJECT PERIOD")


AGENT:    Credit Lyonnais New York Branch            DATE:  ____________________

BORROWER:      Araxas SPV-I, Inc.

================================================================================

     This certificate is delivered under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of September 24, 1997, between Borrower, Agent, and certain lenders, all defined terms in which have the same meanings when used -- unless otherwise defined -- in this certificate.

     In my capacity as a Responsible Officer of -- and on behalf of -- Borrower, I certify to Agent and Lenders on the date of this certificate that (a) I am a Responsible Officer of Borrower, (b) XPLOR's Financial Statements attached to this certificate were prepared in accordance with GAAP and present fairly the Companies' consolidated financial condition and results of operations as of, and for the fiscal quarter or year, as the case may be, ended on, the last day of the Subject Period, (c) a review of the activities of the Companies during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Companies performed and complied with all of their obligations under the Loan Documents, and, during the Subject Period, to my knowledge (i) the Companies performed, and complied with all of their obligations under the Loan Documents (except for the deviations, if any, described on a schedule to this certificate) in all material respects, and (ii) no Default (nor any Potential Default) has occurred which has not been cured or waived (except the Defaults or Potential Defaults, if any, described on the schedule to this certificate), and (d) to my knowledge, the status of compliance by the Companies with SECTIONS 10.1, 10.2, and 10.3 of the Credit Agreement at the end of the Subject Period is as described on the schedule to this certificate.

                                   By_____________________________________
                                   Name___________________________________
                                   Title/7/ ______________________________



_______________________

     /7/  Must be a Responsible Officer

                       SCHEDULE TO COMPLIANCE CERTIFICATE
                       ----------------------------------

          (For Fiscal Quarter/Year Ended ________________________.)


     A. Describe deviations from performance or compliance with covenants, if any, pursuant to CLAUSE (C)(I) of the attached certificate. If none, so state.


     B.   Describe Potential Defaults and Defaults, if any, pursuant to CLAUSE
(C)(II) of the attached certificate.  If none, so state.


     C. Reflect compliance with SECTIONS 10.1, 10.2 and 10.3 at the end of the Subject Period on a consolidated basis pursuant to CLAUSE (D) of the attached certificate.



                                    TABLE 1
                                    -------

----------------------------------------------------------------------------------------------------------
                              COVENANT                                    AT END OF SUBJECT PERIOD
==========================================================================================================
(S)10.1   CURRENT RATIO
==========================================================================================================
(a)       Current assets                                                         $
----------------------------------------------------------------------------------------------------------
(b)       Current liabilities                                                    $
----------------------------------------------------------------------------------------------------------
(c)       Current Maturities of Principal Debt                                   $
----------------------------------------------------------------------------------------------------------
(d)       RATIO of Line (a) to (Line (b) - Line (c))                                      ____ to 1.00
----------------------------------------------------------------------------------------------------------
(e)       MINIMUM                                                                         1.00  to 1.00
==========================================================================================================
(S)10.2   FIXED-CHARGE COVERAGE
----------------------------------------------------------------------------------------------------------
(a)       Net Income for the fiscal quarter then ended                           $
----------------------------------------------------------------------------------------------------------
(b)       Interest expense (including capitalized interest) in that applicable   $
          period
----------------------------------------------------------------------------------------------------------
(c)       Taxes for that applicable period                                       $
----------------------------------------------------------------------------------------------------------
(d)       Extraordinary expense/(income) for that applicable period              $
----------------------------------------------------------------------------------------------------------
(e)       Depreciation, depletion and amortization for that applicable period    $
----------------------------------------------------------------------------------------------------------
(f)       EBITDAX for that applicable period (sum of Lines (a)-(e))                       $
----------------------------------------------------------------------------------------------------------
(g)       RATIO of Line (f) to Line (b)                                                   ____ to 1.00
----------------------------------------------------------------------------------------------------------
(h)       MINIMUM                                                                         3.00 to 1.00
----------------------------------------------------------------------------------------------------------
==========================================================================================================
                              COVENANT                                          AT END OF SUBJECT PERIOD
==========================================================================================================
(S)10.3   MINIMUM TANGIBLE NET WORTH
----------------------------------------------------------------------------------------------------------
(a)       Tangible Net Worth at the end of the Subject Period                             $
----------------------------------------------------------------------------------------------------------

=============================================================================================================
                          COVENANT                                            AT THE END OF SUBJECT PERIOD
=============================================================================================================
(b)       Cumulative Net Income (without deduction for losses) from
          July 31, 1997 through the end of the Subject Period                $
-------------------------------------------------------------------------------------------------------------
(c)       Net proceeds of the issuance of any equity securities by XPLOR     $
          after the Closing Date
-------------------------------------------------------------------------------------------------------------
(d)       Minimum Tangible Net Worth [Sum of $5,500,000 plus (75% X                       $
          Line(b)) plus (75% X Line (c))]
=============================================================================================================

                                   EXHIBIT F
                                   ---------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     THIS AGREEMENT is entered into as of ______________, between _____________ ("ASSIGNOR") and _____________("ASSIGNEE").

     ARAXAS SPV-I, INC., an Oklahoma corporation ("BORROWER"), certain lenders ("LENDERS"), and CREDIT LYONNAIS NEW YORK BRANCH, a duly licensed branch under the New York Banking Law of a foreign banking corporation organized under the laws of the Republic of France (in its capacity as Agent for Lenders, "AGENT"), are party to the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of September 24, 1997, all of the defined terms in which have the same meanings when used -- unless otherwise defined -- in this agreement. This agreement is entered into as required by SECTION 14.10(C) of the Credit Agreement and is not effective until consented to by Borrower and Agent, which consents may not under the Credit Agreement be unreasonably withheld.

     ACCORDINGLY, for adequate and sufficient consideration, Assignor and Assignee agree as follows:

1.   ASSIGNMENT AND ASSUMPTION.  By this agreement, and effective as of
     -------------------------
_____________________________ (which must be at least five Business Days after the execution and delivery of this agreement to both Borrower and Agent for consent, the "EFFECTIVE DATE"), Assignor sells and assigns to Assignee (without recourse to Assignor) and Assignee purchases and assumes from Assignor a ___% interest (the "ASSIGNED INTEREST"), which, if not equal to 100%, must be a percentage, when computed as an aggregate dollar amount, that is at least $5,000,000, in and to all of Assignor's Rights and obligations under the Credit Agreement as of the Effective Date, including, without limitation, the Assigned Interest in (a) Assignor's Commitment as of the Effective Date, (b) the Note held by Assignor as of the Effective Date, (c) all Principal Debt owed to Assignor on the Effective Date, (d) all unpaid reimbursement obligations under drawings or drafts under any LC on the Effective Date, (e) all outstanding participations owned by Assignor under SECTION 2.3(B) of the Credit Agreement on the Effective Date, (f) all interest accruing in respect of the Assigned Interest after the Effective Date, (g) all LC fees paid in advance before the Effective Date under SECTION 4.3(A) of the Credit Agreement in respect of the Assigned Interest and in respect of any period or periods after the Effective Date, and (h) all commitment fees accruing in respect of the Assigned Interest under SECTION 4.4 of the Credit Agreement after the Effective Date.

2.   ASSIGNOR PROVISIONS.  Assignor (a) represents and warrants to Assignee that
     -------------------
as of the Effective Date (i) the following principal amounts and LC liabilities are owed to it without reduction for any assignments that have not yet become effective:

               ===========================================
                           ITEM                    AMOUNT
               ===========================================
                Principal Debt                    $
               -------------------------------------------
                LC reimbursement obligations      $
               -------------------------------------------
                (S) 2.3(B) participations         $
               ===========================================


and (ii) Assignor is the legal and beneficial owner of the Assigned Interest, which is free and clear of any adverse claim, and (b) makes no representation or warranty to Assignee and assumes no responsibility to Assignee with respect to
(i) any statements, warranties, or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document, or (iii) the financial condition of any Company or the performance or observance by any Company of any of its obligations under any Loan Document.

3.   ASSIGNEE PROVISIONS.  Assignee (a) represents and warrants to Assignor,
     -------------------
Borrower, and Agent that Assignee is legally authorized to enter into this agreement, (b) confirms that it has received a copy of the Credit Agreement, copies of the Current Financials, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement, (c) agrees with Assignor, Borrower, and Agent that Assignee shall -- independently and without reliance upon Agent, Assignor, or any other Lender and based on such documents and information as Assignee deems appropriate at the time -- continue to make its own credit decisions in taking or not taking action under the Loan Documents, (d) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms of the Loan Documents and all other reasonably-incidental powers, (e) agrees with Assignor, Borrower, and Agent that Assignee shall perform and comply with all provisions of the Loan Documents applicable to Lenders in accordance with their respective terms, and
(f) if Assignee is not organized under the Laws of the United States of America or one of its states, it (i) represents and warrants to Assignor, Agent, and Borrower that no Taxes are required to be withheld by Assignor, Agent, or Borrower with respect to any payments to be made to it in respect of the Obligations, and it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Agent that entitles Assignee to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents,
(ii) covenants to provide Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Agent upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and to comply from time to time with all Laws with regard to the withholding Tax exemption, and (iii) agrees with Agent and Borrower that, if any of the foregoing is not true or the applicable forms are not provided, then Agent and Borrower (without duplication) may deduct and withhold from interest payments under the Loan Documents any United States federal-income Tax at the full rate applicable under the Code.

4.   CREDIT AGREEMENT AND COMMITMENTS.  From and after the Effective Date (a)
     --------------------------------
Assignee shall be a party to the Credit Agreement and (to the extent provided in this agreement) have the Rights and obligations of a Lender under the Loan Documents and (b) Assignor shall (to the extent provided in this agreement) relinquish its Rights and be released from its obligations under the Loan Documents. On the Effective Date, after giving effect to this agreement, but without giving effect to any other assignments that have not yet become effective, Assignor's [Bridge Commitment and] Revolving Commitment (which, if positive, must be at least $5,000,000) and Assignee's [Bridge Commitment and] Revolving Commitment will be as follows:

                   =============================================
                           LENDER        [BRIDGE      REVOLVING
                                       COMMITMENT]   COMMITMENT
                   ---------------------------------------------
                     Assignor         $             $
                   ---------------------------------------------
                     Assignee         $             $
                   =============================================

5.   NOTES.  Assignor and Assignee request Borrower to issue new Notes to
     -----
Assignor and Assignee in the amounts of their respective Commitments under PARAGRAPH 4 above and otherwise issued in accordance with the Credit Agreement. Upon delivery of those Notes, Assignor shall return to Borrower the Note previously delivered to Assignor under the Credit Agreement.

6.   PAYMENTS AND ADJUSTMENTS.  From and after the Effective Date, Agent shall
     ------------------------
make all payments in respect of the Assigned Interest (including payments of principal, interest, fees, and other amounts) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments for periods before the Effective Date by Agent or with respect to the making of this assignment directly between themselves.

7.   CONDITIONS PRECEDENT.  PARAGRAPHS 1 through 5 above are not effective until
     --------------------
(a) counterparts of this agreement are executed and delivered by Assignor and Assignee to -- and are executed in the spaces below by -- Borrower and Agent and (b) Agent receives from Assignor or Assignee a $2,500 processing fee.

8.   INCORPORATED PROVISIONS.  Although this agreement is not a Loan Document,
     -----------------------
the provisions of SECTIONS 1 and 14 of the Credit Agreement applicable to Loan Documents are incorporated into this instrument by reference the same as if this agreement were a Loan Document and those provisions were set forth in this agreement verbatim.

9.   COMMUNICATIONS.  For purposes of SECTION 14.2 of the Credit Agreement,
     --------------
Assignee's address and telecopy number -- until changed under that section -- are beside its signature below.

10.  AMENDMENTS, ETC.  No amendment, waiver, or discharge to or under this
     ---------------
agreement is valid unless in writing that is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of the Credit Agreement.

11.  ENTIRETY.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN ASSIGNOR
     --------
AND ASSIGNEE ABOUT ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ASSIGNOR AND ASSIGNEE.

12.  PARTIES.  This agreement binds and benefits Assignor, Assignee, and their
     -------
respective successors and assigns that are permitted under the Credit Agreement.

     EXECUTED as of the date first stated above.

[ASSIGNOR]                                [ASSIGNEE]


By_________________________________       By_________________________________
(Name)_____________________________       (Name)_____________________________
(Title)____________________________       (Title)____________________________


                                          (Address)__________________________
                                          ___________________________________
                                          ___________________________________
                                          (Telecopy No.)_____________________

     As of the Effective Date, Borrower and Agent consent to this agreement and the transactions contemplated in it.

ARAXAS SPV-I, INC., as Borrower           CREDIT LYONNAIS NEW YORK BRANCH, as
                                          Agent

By:________________________________       By:________________________________
Name:______________________________       Name:______________________________
Title:_____________________________       Title:_____________________________